United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 03/31/20

Date of Reporting Period: 03/31/20

Item 1.	Reports to Stockholders

Annual Shareholder Report
March 31, 2020
Share Class | Ticker	A | FRSAX	C | FRICX	Institutional | FFRSX	R6 | FFRLX

Federated Floating Rate Strategic Income Fund
Fund Established 2010

A Portfolio of Federated Income Securities Trust
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Floating Rate Strategic Income Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from April 1, 2019 through March 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the uncertainty ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Floating Rate Strategic Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ended March 31, 2020, was -8.34% for the Class A Shares, -8.99% for the Class C Shares, -8.05% for the Institutional Shares and -8.06% for the Class R6 Shares. The -8.05% total return for the Institutional Shares during the reporting period consisted of 4.02% of dividends and reinvestments and -12.07% of depreciation in the net asset value of the shares. The ICE BofAML US 3-Month Treasury Bill Index (BAML3MT),1 the Fund's broad-based securities market index, had a total return of 2.25%, and the Fund's custom blended index (“Blended Benchmark”)2 (55% Credit Suisse Leveraged Loan Index (CSLLI)/30% ICE BofAML 1-Year US Treasury Note Index (BAML1YT)/15% ICE BofAML USD 1-Month Deposit Offered Rate Constant Maturity Index) had a total return of -3.72% for the same reporting period. The Fund's total return during the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BAML3MT or the Blended Benchmark.
During the reporting period, the primary components of the Fund's investment strategy which affected performance relative to the Blended Benchmark3 were: (a) allocation of Fund assets among the following three broad sectors: domestic noninvestment-grade,4 domestic investment-grade and foreign;5 and (b) the selection of securities within each of the Fund's sectors.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, domestic leveraged finance asset classes generated negative absolute total returns with heavy downside volatility experienced in the final months. This included the U.S. leveraged loan market. Credit spreads moved wider, and asset prices declined rapidly in the U.S. leveraged loan market as coronavirus and macroeconomic uncertainty outweighed solid credit conditions in leveraged finance markets for most of the reporting period. In fact, the spread between the CSLLI and 3-month LIBOR (a common benchmark rate for floating rate assets), as measured by a 3-year discount margin, increased from 4.67% at the beginning of the period to 9.74% by the end of the reporting period.6 The average price of assets in the CSLLI (excluding defaulted constituents) decreased from $96.53 to $83.18 during the same timeframe. The decline in asset prices overwhelmed the current income stream generated by leveraged loans, which resulted in a negative total return.
Annual Shareholder Report

While fundamental credit conditions were healthy throughout most of the reporting period, downside volatility in the U.S. leveraged loan market was driven primarily by the coronavirus pandemic and related macroeconomic concerns. The rapid expansion of the contagious virus took a growing human toll, leading to widespread shutdown of human interaction and businesses at later stages of the reporting period. Risk markets reacted violently to uncertainty and the expectation of severe economic malaise on the horizon. A steep drop in oil prices presented yet another blow to leveraged finance markets. Prices were driven lower as reduced demand was met with higher supply as Russia and OPEC could not form an agreement to cut output. The confluence of these factors created a toxic backdrop for markets given the massive dose of uncertainty surrounding the timing and pace of recovery.
The Federal Reserve (the “Fed”) and U.S. Congress reacted with a significant monetary and fiscal stimulus. The Fed eased the federal funds target interest rate on five separate occasions during the reporting period. The first several smaller Fed actions were taken in response to global trade and geopolitical tensions impacting economic development. Later, unscheduled actions were taken to help stabilize markets reeling from coronavirus worries, with the final one point cut moving the federal funds rate target to 0%. The federal government in the U.S. also took action as Congressional leaders agreed to a massive $2 trillion fiscal stimulus package on March 23, 2020, which included a variety of programs designed to support individuals and businesses impacted by an immobilized economy.
The U.S. leveraged loan market experienced challenging technical factors. Asset managers endured heavy cash outflows as investors shunned leveraged credit risk in a flight-to-safety. Forced selling in credit markets exacerbated the negative price action in the final months of the reporting period.
With an uncertain economic picture in the U.S. and concerns over a looming recession, short-term rates moved lower in conjunction with the Fed actions. For example, the U.S. Secured Overnight Financing Rate (SOFR) (an influential interest rate that banks use to price U.S. dollar-denominated derivatives and loans) declined from 2.50% at the beginning of the period to 0.01% as of March 31, 2020.
SECTOR ALLOCATION
The Fund's sector weightings were a negative contributor to performance relative to the Blended Benchmark. In general, the Fund's assets were positioned with an overweight weighting to the riskier domestic noninvestment-grade sector and an underweight weighting to the higher quality domestic investment-grade sector during the reporting period. Given the market's downside volatility, leveraged loan assets with a higher degree of credit risk underperformed higher quality floating rate assets.
Annual Shareholder Report

SECURITY SELECTION
Positive security selection mitigated some of the Fund's underperformance relative to the Blended Benchmark during the reporting period. Within the domestic noninvestment-grade sector, the Fund's portfolio outperformance was aided by positive selection in leveraged loans. Fund holdings in various higher quality floating rate asset classes7 including bank loans,8 floating rate corporate bonds and agency-backed securities produced blended returns which trailed that portion of the Blended Benchmark, due primarily to credit risk embedded in these investments. Within the foreign sector, leveraged bank loans, trade finance instruments and corporate bonds from foreign-domiciled issuers produced returns which underperformed that portion of the Blended Benchmark, which again was due to the presence of credit risk.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BAML3MT.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the Blended Benchmark.
3	The impact of these factors on Fund performance relative to the index is discussed below and in terms of fund gross performance (i.e., without regard to actual cash flows, transaction costs and other expenses).
4	Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
5	International investing involves special risks including currency risks, increased volatility, political risks and differences in auditing and other financial standards.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	Variable and floating rate loans and securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, variable and floating-rate loans and securities generally will not increase in value as much as fixed-rate debt instruments if interest rates decline.
8	In addition to the risks generally associated with debt instruments such as credit, market, interest rate, liquidity and derivatives risk, leveraged loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Floating Rate Strategic Income Fund (the “Fund”) from February 23, 2011 to March 31, 2020 for Class A Shares and December 3, 2010 to March 31, 2020 for Class C Shares and Institutional Shares compared to the ICE BofAML US 3-Month Treasury Bill Index (BAML3MT),2,3 the Fund's broad-based securities market index, and a blend of indexes comprised of 55% Credit Suisse Leveraged Loan Index (CSLLI)4/30% BofAML 1-Year US Treasury Note Index (BAML1YT)5/ 15% ICE BofAML US Dollar 1-Month Deposit Offered Rate Constant Maturity Index6 (the “Blended Benchmark”). The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of March 31, 2020
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
Annual Shareholder Report

Growth of a $10,000 Investment–CLASS A SHARES
Growth of $10,000 as of March 31, 2020
■	Total returns shown for Class A Shares include the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graphs above.
Average Annual Total Returns Table for the Period Ended 3/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Year	Start of Performance*
Class A Shares	-9.27%	0.60%	1.83%
Class C Shares[7]	-9.87%	0.14%	1.02%
Institutional Shares	-8.05%	1.14%	2.39%
Class R6 Shares[8]	-8.06%	1.09%	2.00%
BAML3MT	2.25%	1.19%	0.68%
Blended Benchmark	-3.72%	1.39%	2.07%
*	The Fund's Class A Shares start of performance date was February 23, 2011. The Fund's Class C Shares, Institutional Shares and Class R6 Shares start of performance date was December 3, 2010. The returns of the BAML3MT and Blended Benchmark are from the Institutional Shares start of performance date.
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund's Class A Shares after deducting the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BAML3MT and the Blended Benchmark have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BAML3MT and the Blended Benchmark are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	The BAML3MT is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
4	The CSLLI is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.
5	The BAML1YT is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
6	The Blended Benchmark is a blend of indexes comprised of 55% Credit Suisse Leveraged Loan Index/30% ICE BofAML 1-Year US Treasury Note Index/15% ICE BofAML US Dollar 1-Month Deposit Offered Rate Constant Maturity Index. The ICE BofAML US Dollar 1-Month Deposit Offered Rate Constant Maturity Index is an independent calculation of the ICE BofAML 1-Month London Interbank Offered Rate (LIBOR).
Annual Shareholder Report

7	The Fund's Class C Shares commenced operations on September 6, 2013. For the period prior to the commencement of operations of Class C Shares, the performance information shown is for the Fund's Institutional Shares performance adjusted to reflect the expenses of Class C Shares for each year for which the expenses of Class C Shares would have exceeded the actual expenses paid by Institutional Shares. The performance shown in the table above also has been adjusted to reflect differences between the sales loads and charges imposed on the purchase and redemption of the Institutional Shares and Class C Shares.
8	The Fund's Class R6 Shares commenced operations on December 27, 2016. For the period prior to the commencement of operations of the Class R6 Shares, the performance information shown is for Institutional Shares, which has been adjusted to reflect the expenses of Class R6 Shares for each year for which the Fund's Class R6 expenses would have exceeded the actual expenses paid by the Fund's Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At March 31, 2020, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets[2]
Floating Rate Loans	69.4%
Trade Finance Agreements	8.9%
Corporate Debt Securities	4.9%
Asset-Backed Securities	2.4%
Collateralized Mortgage Obligations	1.0%
Other Security Type[3]	0.7%
U.S. Government Agency Adjustable Rate Mortgage Securities	0.1%
Cash Equivalents[4]	6.3%
Other Assets and Liabilities—Net[5]	6.3%
TOTAL	100.0%
1	See the Fund's prospectus and Statement of Additional Information for a description of the principal types of securities in which the Fund invests.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	Other Security Type consists of exchange-traded funds.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
March 31, 2020
Principal Amount or Shares			Value
	[1]	ADJUSTABLE RATE MORTGAGES—0.1%
		Federal Home Loan Mortgage Corporation ARM—0.1%
$93,562		FHLMC ARM, 4.142%, 8/1/2035	$98,122
32,045		FHLMC ARM, 4.500%, 5/1/2036	33,607
46,271		FHLMC ARM, 4.729%, 5/1/2034	47,811
66,801		FHLMC ARM, 4.757%, 7/1/2034	68,821
		TOTAL	248,361
		Federal National Mortgage Association ARM—0.0%
56,442		FNMA ARM, 3.585%, 2/1/2036	58,317
31,654		FNMA ARM, 3.856%, 9/1/2035	32,471
25,480		FNMA ARM, 4.188%, 4/1/2034	26,466
		TOTAL	117,254
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $371,360)	365,615
		CORPORATE BONDS—1.9%
		Financial Institutions—0.4%
1,630,000	[1]	Canadian Imperial Bank of Commerce, Sr. Unsecd. Note, 0.818% (Secured Overnight Financing Rate +0.800%), 3/17/2023	1,554,498
900,000	[1]	Manufacturers & Traders Trust Co., Sub. Note, Series BKNT, 2.220% (3-month USLIBOR +0.640%), 12/1/2021	874,591
		TOTAL	2,429,089
		Gaming—0.2%
2,000,000		Mohegan Tribal Gaming Authority, Sr. Unsecd. Note, 144A, 7.875%, 10/15/2024	1,497,490
		Health Care—0.6%
2,625,000		Polaris Intermediate Corp., Sr. Unsecd. Note, 144A, 8.500%, 12/1/2022	2,054,011
2,000,000		Tenet Healthcare Corp., 8.125%, 4/1/2022	1,900,680
		TOTAL	3,954,691
		Independent Energy—0.1%
1,500,000		QEP Resources, Inc., Sr. Unsecd. Note, 5.250%, 5/1/2023	566,250
		Media Entertainment—0.1%
475,000		Cumulus Media News Holdings, Inc., 144A, 6.750%, 7/1/2026	427,795
		Pharmaceuticals—0.5%
2,000,000		Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 144A, 4.875%, 4/15/2020	1,439,152
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Pharmaceuticals—continued
$4,000,000		Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.625%, 10/15/2023	$1,024,980
2,000,000		Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.750%, 8/1/2022	1,015,000
		TOTAL	3,479,132
		TOTAL CORPORATE BONDS (IDENTIFIED COST $18,340,625)	12,354,447
	[1]	ASSET-BACKED SECURITIES—2.4%
		Auto Receivables—0.4%
2,300,000		BMW Floorplan Master Owner Trust 2018-1, Class A2, 1.024% (1-month USLIBOR +0.320%), 5/15/2023	2,235,264
		Credit Card—0.7%
3,000,000		Gracechurch Card PLC 2018-1A, Class A, 1.104% (1-month USLIBOR +0.400%), 7/15/2022	2,982,698
2,100,000		Master Credit Card Trust 2018-1A, Class A, 1.413% (1-month USLIBOR +0.490%), 7/21/2024	1,818,397
		TOTAL	4,801,095
		Finance Companies—0.2%
2,000,000		Parallel Ltd. 2017-1A, Class DR, 4.813% (3-month USLIBOR +3.100%), 7/20/2029	1,559,532
		Financial Institutions—1.1%
2,000,000		Ballyrock Ltd. 2019-2A, Class A1A, 3.147% (3-month USLIBOR +1.250%), 11/20/2030	1,954,834
2,000,000		Ballyrock Ltd. 2019-2A, Class B, 4.647% (3-month USLIBOR +2.750%), 11/20/2030	1,755,666
951,597		Palmer Square Loan Funding 2019-4A, Class A1, 2.700% (3-month USLIBOR +0.900%), 10/24/2027	905,583
2,500,000		Palmer Square Loan Funding 2019-4A, Class A2, 3.400% (3-month USLIBOR +1.600%), 10/24/2027	2,357,755
		TOTAL	6,973,838
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $17,025,727)	15,569,729
	[1]	COLLATERALIZED MORTGAGE OBLIGATIONS—1.0%
		Federal Home Loan Mortgage Corporation—0.1%
149,638		REMIC, Series 3122, Class FE, 1.004% (1-month USLIBOR +0.300%), 3/15/2036	147,616
551,304		REMIC, Series 3241, Class FM, 1.084% (1-month USLIBOR +0.380%), 11/15/2036	543,961
		TOTAL	691,577
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Federal National Mortgage Association—0.6%
$406,322		REMIC, Series 2006-111, Class FA, 1.326% (1-month USLIBOR +0.380%), 11/25/2036	$400,767
1,828,062		REMIC, Series 2006-85, Class PF, 1.326% (1-month USLIBOR +0.380%), 9/25/2036	1,809,029
656,782		REMIC, Series 2006-99, Class AF, 1.366% (1-month USLIBOR +0.420%), 10/25/2036	650,655
118,724		REMIC, Series 2010-134, Class BF, 1.376% (1-month USLIBOR +0.430%), 10/25/2040	117,525
244,929		REMIC, Series 2010-135, Class FP, 1.346% (1-month USLIBOR +0.400%), 12/25/2040	241,702
401,605		REMIC, Series 2012-135, Class FA, 1.246% (1-month USLIBOR +0.300%), 11/25/2039	398,988
707,660		REMIC, Series 2012-79, Class F, 1.396% (1-month USLIBOR +0.450%), 7/25/2042	699,839
		TOTAL	4,318,505
		Non-Agency Mortgage—0.3%
1,798,000		Silverstone Master Issuer 2018-1A, Class 1A, 2.209% (3-month USLIBOR +0.390%), 1/21/2070	1,743,281
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $6,881,281)	6,753,363
	[1]	FLOATING RATE LOANS—1.6%
		Chemicals—0.4%
1,088,684		WR Grace & Co-Conn, Term Loan—1st Lien, 3.200% (3-month USLIBOR +1.750%), 4/3/2025	948,173
1,866,316		WR Grace & Co-Conn, Term Loan—1st Lien, 3.200% (3-month USLIBOR +1.750%), 4/3/2025	1,625,440
		TOTAL	2,573,613
		Diversified Manufacturing—0.3%
1,970,038		Entegris, Inc., Term Loan—1st Lien, 2.989% (1-month USLIBOR +2.000%), 11/6/2025	1,822,285
		Food & Beverage—0.2%
1,428,070		Aramark Services, Inc., Term Loan—1st Lien, 2.739% (1-month USLIBOR +1.750%), 3/28/2024	1,370,947
		Gaming—0.3%
2,109,487		Seminole Tribe of Florida, Inc., Term Loan—1st Lien, 2.739% (1-month USLIBOR +1.750%), 7/6/2024	1,972,370
		Health Care—0.2%
468,864		IMS Health, Inc., Term Loan—1st Lien, 3.200% (3-month USLIBOR +1.750%), 6/11/2025	452,454
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Health Care—continued
$490,037		HCA, Inc., Term Loan—1st Lien, 2.739% (1-month USLIBOR +1.750%), 3/13/2025	$469,620
201,478		HCA, Inc., Term Loan—1st Lien, 2.739% (1-month USLIBOR +1.750%), 3/18/2026	192,613
		TOTAL	1,114,687
		Lodging—0.1%
492,500		Wyndham Hotels & Resorts, Inc., Term Loan—1st Lien, 2.739% (1-month USLIBOR +1.750%), 5/30/2025	438,325
		Packaging—0.1%
982,525		Berry Plastics Group, Inc., Term Loan—1st Lien, 2.862% (1-month USLIBOR +2.000%), 7/1/2026	939,132
		TOTAL FLOATING RATE LOANS (IDENTIFIED COST $11,076,904)	10,231,359
		INVESTMENT COMPANIES—91.7%
61,471,367		Federated Bank Loan Core Fund	528,653,756
4,468,514		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.82%[2]	4,465,833
7,280,653		Federated Project and Trade Finance Core Fund	63,123,263
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $684,080,806)	596,242,852
		TOTAL INVESTMENT IN SECURITIES—98.7% (IDENTIFIED COST $737,776,703)[3]	641,517,365
		OTHER ASSETS AND LIABILITIES - NET—1.3%[4]	8,755,912
		TOTAL NET ASSETS—100%	$650,273,277
Annual Shareholder Report

Affiliated holdings are investment companies which are managed by Federated Investment Management Company (the “Adviser”) or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended March 31, 2020, were as follows:
	Federated Bank Loan Core Fund*	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Federated Project and Trade Finance Core Fund	Total of Affiliated Transactions
Balance of Shares 3/31/2019	69,783,521	16,988,547	12,102,275	98,874,343
Purchases/Additions	11,976,327	315,942,119	776,053	328,694,499
Sales/Reductions	(20,288,481)	(328,462,152)	(5,597,675)	(354,348,308)
Balance of Shares Held 3/31/2020	61,471,367	4,468,514	7,280,653	73,220,534
Value	$528,653,756	$4,465,833	$63,123,263	$596,242,852
Change in Unrealized Appreciation/Depreciation	$(67,511,670)	$854	$(238,180)	$(67,748,996)
Net Realized Gain/(Loss)	$(25,202,261)	$4,142	$(2,680,057)	$(27,878,176)
Dividend Income	$38,344,940	$219,947	$4,590,293	$43,155,180
*	At March 31, 2020, the Fund owns a majority of the outstanding shares of beneficial interest of Federated Bank Loan Core Fund (BLCORE).
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in a portfolio of Federated Core Trust (“Core Trust”), which is managed by the Adviser. Core Trust is an open-end management company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other accredited investors. The investment objective of BLCORE, a portfolio of Core Trust, is to provide current income. It pursues its objective by investing primarily in a portfolio of U.S. dollar-denominated floating-rate term loans, loan-related derivatives and loan index products. Federated Hermes, Inc. receives no advisory or administrative fees from the funds within the Core Trust. Income distributions from BLCORE are declared daily and paid monthly and are recorded by the Fund as dividend income. Capital gain distributions, if any, from BLCORE are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of BLCORE. The financial statements of BLCORE are included within this report to illustrate the security holdings, financial condition, results of operations and changes in net assets of BLCORE in which the Fund invested 81.3% of its net assets at March 31, 2020. The financial statements of BLCORE should be read in conjunction with the Fund's financial statements. The valuation of securities held by BLCORE is discussed in the notes to its financial statements.
1	Floating/adjustable note with current rate and current maturity or next reset date shown. Adjustable rate mortgage security coupons are based on the weighted average note rates of the underlying mortgages less the guarantee and servicing fees. These securities do not indicate an index and spread in their description above.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $743,585,935.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2020.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of March 31, 2020, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Adjustable Rate Mortgages	$—	$365,615	$—	$365,615
Corporate Bonds	—	12,354,447	—	12,354,447
Asset-Backed Securities	—	15,569,729	—	15,569,729
Collateralized Mortgage Obligations	—	6,753,363	—	6,753,363
Floating Rate Loans	—	10,231,359	—	10,231,359
Investment Companies[1]	533,119,589	—	—	596,242,852
TOTAL SECURITIES	$533,119,589	$45,274,513	$—	$641,517,365
1	As permitted by U.S. generally accepted accounting principles (GAAP), an Investment Company valued at $63,123,263 is measured at fair value using the net assets value (NAV) per share practical expedient and has not been categorized in the chart above but is included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed of Federated Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
The following acronyms are used throughout this portfolio:
ARM	—Adjustable Rate Mortgage
BKNT	—Bank Notes
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.78	$9.94	$9.99	$9.65	$9.94
Income From Investment Operations:
Net investment income	0.40[1]	0.42	0.35	0.33	0.32
Net realized and unrealized gain (loss)	(1.18)	(0.17)	(0.05)	0.34	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	(0.78)	0.25	0.30	0.67	0.03
Less Distributions:
Distributions from net investment income	(0.40)	(0.41)	(0.35)	(0.33)	(0.32)
Net Asset Value, End of Period	$8.60	$9.78	$9.94	$9.99	$9.65
Total Return[2]	(8.34)%	2.58%	3.01%	7.07%	0.34%
Ratios to Average Net Assets:
Net expenses	1.01%	1.04%	1.03%	1.04%	1.04%
Net investment income	4.14%	4.20%	3.46%	3.35%	3.26%
Expense waiver/reimbursement[3]	0.09%	0.09%	0.10%	0.11%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$275,265	$376,745	$385,448	$352,980	$275,135
Portfolio turnover	21%	39%	15%	16%	25%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.79	$9.95	$10.00	$9.66	$9.95
Income From Investment Operations:
Net investment income	0.33[1]	0.35	0.28	0.27	0.26
Net realized and unrealized gain (loss)	(1.18)	(0.16)	(0.05)	0.34	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	(0.85)	0.19	0.23	0.61	(0.03)
Less Distributions:
Distributions from net investment income	(0.33)	(0.35)	(0.28)	(0.27)	(0.26)
Net Asset Value, End of Period	$8.61	$9.79	$9.95	$10.00	$9.66
Total Return[2]	(8.99)%	1.92%	2.34%	6.39%	(0.29)%
Ratios to Average Net Assets:
Net expenses	1.74%	1.69%	1.68%	1.68%	1.67%
Net investment income	3.42%	3.56%	2.81%	2.71%	2.63%
Expense waiver/reimbursement[3]	0.06%	0.10%	0.13%	0.11%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$29,107	$45,449	$45,759	$42,067	$29,378
Portfolio turnover	21%	39%	15%	16%	25%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.78	$9.94	$9.99	$9.65	$9.94
Income From Investment Operations:
Net investment income	0.43[1]	0.45	0.38	0.37	0.36
Net realized and unrealized gain (loss)	(1.18)	(0.16)	(0.05)	0.34	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	(0.75)	0.29	0.33	0.71	0.07
Less Distributions:
Distributions from net investment income	(0.43)	(0.45)	(0.38)	(0.37)	(0.36)
Net Asset Value, End of Period	$8.60	$9.78	$9.94	$9.99	$9.65
Total Return[2]	(8.05)%	2.94%	3.37%	7.44%	0.69%
Ratios to Average Net Assets:
Net expenses	0.69%	0.69%	0.68%	0.69%	0.69%
Net investment income	4.46%	4.55%	3.82%	3.69%	3.61%
Expense waiver/reimbursement[3]	0.12%	0.11%	0.12%	0.11%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$336,021	$605,393	$561,017	$464,819	$267,138
Portfolio turnover	21%	39%	15%	16%	25%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,			Period Ended 3/31/2017[1]
	2020	2019	2018
Net Asset Value, Beginning of Period	$9.77	$9.94	$9.99	$9.97
Income From Investment Operations:
Net investment income	0.43[2]	0.45	0.38	0.09
Net realized and unrealized gain (loss)	(1.18)	(0.17)	(0.05)	0.02
TOTAL FROM INVESTMENT OPERATIONS	(0.75)	0.28	0.33	0.11
Less Distributions:
Distributions from net investment income	(0.43)	(0.45)	(0.38)	(0.09)
Net Asset Value, End of Period	$8.59	$9.77	$9.94	$9.99
Total Return[3]	(8.06)%	2.85%	3.38%	1.07%
Ratios to Average Net Assets:
Net expenses	0.68%	0.68%	0.66%	0.69%[4]
Net investment income	4.44%	4.74%	3.87%	3.49%[4]
Expense waiver/reimbursement[5]	0.05%	0.05%	0.07%	0.12%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$9,880	$10,941	$1,134	$0[6]
Portfolio turnover	21%	39%	15%	16%[7]
1	Reflects operations for the period from December 27, 2016 (date of initial investment) to March 31, 2017.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than $1,000.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended March 31, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
March 31, 2020
Assets:
Investment in securities, at value including $596,242,852 of investment in affiliated holdings* (identified cost $737,776,703)		$641,517,365
Cash		50,335
Cash denominated in foreign currencies (identified cost $1,057)		1,039
Income receivable		589,415
Income receivable from affiliated holdings		3,134,858
Receivable for investments sold		6,799,829
Receivable for shares sold		1,161,094
TOTAL ASSETS		653,253,935
Liabilities:
Payable for shares redeemed	$2,450,966
Income distribution payable	162,470
Payable for investment adviser fee (Note 5)	18,709
Payable for administrative fee (Note 5)	1,373
Payable for transfer agent fees	88,730
Payable for portfolio accounting fees	63,958
Payable for distribution services fee (Note 5)	20,429
Payable for other service fees (Notes 2 and 5)	71,541
Accrued expenses (Note 5)	102,482
TOTAL LIABILITIES		2,980,658
Net assets for 75,609,902 shares outstanding		$650,273,277
Net Assets Consist of:
Paid-in capital		$789,393,037
Total distributable earnings (loss)		(139,119,760)
TOTAL NET ASSETS		$650,273,277
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($275,265,223 ÷ 32,004,563 shares outstanding), no par value, unlimited shares authorized	$8.60
Offering price per share (100/98.00 of $8.60)	$8.78
Redemption proceeds per share	$8.60
Class C Shares:
Net asset value per share ($29,107,151 ÷ 3,380,690 shares outstanding), no par value, unlimited shares authorized	$8.61
Offering price per share	$8.61
Redemption proceeds per share (99.00/100 of $8.61)	$8.52
Institutional Shares:
Net asset value per share ($336,020,633 ÷ 39,074,880 shares outstanding), no par value, unlimited shares authorized	$8.60
Offering price per share	$8.60
Redemption proceeds per share	$8.60
Class R6 Shares:
Net asset value per share ($9,880,270 ÷ 1,149,769 shares outstanding), no par value, unlimited shares authorized	$8.59
Offering price per share	$8.59
Redemption proceeds per share	$8.59
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended March 31, 2020
Investment Income:
Dividends received from affiliated holdings*			$43,155,180
Interest			6,860,231
TOTAL INCOME			50,015,411
Expenses:
Investment adviser fee (Note 5)		$5,821,149
Administrative fee (Note 5)		769,132
Custodian fees		57,133
Transfer agent fees (Note 2)		713,402
Directors'/Trustees' fees (Note 5)		7,481
Auditing fees		29,299
Legal fees		8,119
Portfolio accounting fees		195,112
Distribution services fee (Note 5)		558,767
Other service fees (Notes 2 and 5)		1,034,037
Share registration costs		93,281
Printing and postage		51,438
Miscellaneous (Note 5)		30,268
TOTAL EXPENSES		9,368,618
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(506,849)
Reimbursement of other operating expenses (Notes 2 and 5)	(507,336)
TOTAL WAIVER AND REIMBURSEMENTS		(1,014,185)
Net expenses			8,354,433
Net investment income			41,660,978
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments (including net realized loss of $(27,878,176) on sales of investments in affiliated holdings*)			(31,431,078)
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $(67,748,996) on investments in affiliated holdings*) and translation of assets and liabilities in foreign currency			(75,205,881)
Net realized and unrealized gain (loss) on investments and foreign currency transactions			(106,636,959)
Change in net assets resulting from operations			$(64,975,981)
*	See information listed after the Fund's Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended March 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$41,660,978	$47,400,820
Net realized loss	(31,431,078)	(8,356,833)
Net change in unrealized appreciation/depreciation	(75,205,881)	(13,488,880)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(64,975,981)	25,555,107
Distributions to Shareholders:
Class A Shares	(15,536,936)	(16,991,424)
Class C Shares	(1,359,830)	(1,700,751)
Institutional Shares	(24,193,576)	(28,079,914)
Class R6 Shares	(529,028)	(264,254)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(41,619,370)	(47,036,343)
Share Transactions:
Proceeds from sale of shares	373,859,452	592,291,369
Net asset value of shares issued to shareholders in payment of distributions declared	38,801,407	42,477,636
Cost of shares redeemed	(694,320,762)	(568,117,589)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(281,659,903)	66,651,416
Change in net assets	(388,255,254)	45,170,180
Net Assets:
Beginning of period	1,038,528,531	993,358,351
End of period	$650,273,277	$1,038,528,531
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
March 31, 2020
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Floating Rate Strategic Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide total return consistent with current income and low interest rate volatility.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
Effective on or about June 29, 2020, the name of the Trust and Fund will change to Federated Hermes Income Securities Trust and Federated Hermes Floating Rate Strategic Income Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
Annual Shareholder Report

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,014,185 is disclosed in this Note 2 and Note 5. For the year ended March 31, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$218,245	$(146,443)
Class C Shares	32,146	(3,446)
Institutional Shares	461,959	(357,447)
Class R6 Shares	1,052	—
TOTAL	$713,402	$(507,336)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. This reimbursement can be modified or terminated at any time. For the year ended March 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$939,348
Class C Shares	94,689
TOTAL	$1,034,037
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase income and to manage duration risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that
Annual Shareholder Report

the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
During the year ended March 31, 2020, the Fund had no outstanding futures contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended March 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	12,484,488	$121,764,216	19,858,977	$196,540,247
Shares issued to shareholders in payment of distributions declared	1,601,734	15,432,572	1,710,570	16,839,324
Shares redeemed	(20,617,013)	(196,445,990)	(21,808,775)	(214,048,857)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(6,530,791)	$(59,249,202)	(239,228)	$(669,286)

Year Ended March 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	635,698	$6,189,191	2,192,663	$21,690,109
Shares issued to shareholders in payment of distributions declared	130,639	1,260,672	163,467	1,610,412
Shares redeemed	(2,029,315)	(19,375,017)	(2,310,666)	(22,674,648)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,262,978)	$(11,925,154)	45,464	$625,873

Year Ended March 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	23,791,748	$230,943,352	36,711,024	$362,639,122
Shares issued to shareholders in payment of distributions declared	2,238,841	21,590,070	2,414,678	23,763,650
Shares redeemed	(48,884,996)	(463,568,674)	(33,637,668)	(329,655,655)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(22,854,407)	$(211,035,252)	5,488,034	$56,747,117

Year Ended March 31	2020		2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,552,204	$14,962,693	1,156,036	$11,421,891
Shares issued to shareholders in payment of distributions declared	53,851	518,093	27,012	264,250
Shares redeemed	(1,576,023)	(14,931,081)	(177,428)	(1,738,429)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	30,032	$549,705	1,005,620	$9,947,712
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(30,618,144)	$(281,659,903)	6,299,890	$66,651,416
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$41,619,370	$47,036,343
As of March 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$158,816
Net unrealized depreciation	$(102,068,588)
Capital loss carryforwards	$(37,209,988)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for deferral of losses on wash sales and discount accretion/premium amortization on debt securities.
At March 31, 2020, the cost of investments for federal tax purposes was $743,585,935. The net unrealized depreciation of investments for federal tax purposes was $102,068,570. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $70,688 and net unrealized depreciation from investments for those securities having an excess of cost over value of $102,139,258.
As of March 31, 2020, the Fund had a capital loss carryforward of $37,209,988 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses, retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$3,500,097	$33,709,891	$37,209,988
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended March 31, 2020, the Adviser voluntarily waived $499,321 of its fee and voluntarily reimbursed $507,336 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended March 31, 2020, the Adviser reimbursed $7,528.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2020, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class A Shares	$260,714
Class C Shares	298,053
TOTAL	$558,767
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2020, FSC retained $54,777 of fees paid by the Fund.
Prior to December 1, 2019, the Fund's Class A Shares incurred distribution services fees at 0.10% of average daily net assets. Beginning December 1, 2019, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Annual Shareholder Report

Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended March 31, 2020, FSC retained $465 in sales charges from the sale of Class A Shares. For the year ended March 31, 2020, FSC retained $13,825 in sales charges from the sale of Class C Shares.
Other Service Fees
For the year ended March 31, 2020, FSSC received $1,601 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 1, 2020, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.93%, 1.75%, 0.68% and 0.67% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2021; or (b) the date of the Fund's next effective Prospectus. Prior to June 1, 2020, the Fee limits disclosed above for the referenced share classes were 0.94%, 1.76%, 0.69% and 0.68%. Prior to December 1, 2019, the Fee limit disclosed above for Class A shares was 1.04%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended March 31, 2020, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $782,750.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2020, were as follows:
Purchases	$194,067,462
Sales	$469,260,822
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of March 31, 2020, the Fund had no outstanding loans. During the year ended March 31, 2020, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of March 31, 2020, there were no outstanding loans. During the year ended March 31, 2020, the program was not utilized.
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund's investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund's performance.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED FLOATING RATE STRATEGIC INCOME FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Floating Rate Strategic Income Fund (the “Fund”) (one of the portfolios constituting Federated Income Securities Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Income Securities Trust) at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
May 22, 2020

Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 10/1/2019	Ending Account Value 3/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$904.60	$4.67
Class C Shares	$1,000	$901.30	$8.27
Institutional Shares	$1,000	$905.90	$3.29
Class R6 Shares	$1,000	$904.80	$3.24
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.10	$4.95
Class C Shares	$1,000	$1,016.30	$8.77
Institutional Shares	$1,000	$1,021.50	$3.49
Class R6 Shares	$1,000	$1,021.60	$3.44
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.98%
Class C Shares	1.74%
Institutional Shares	0.69%
Class R6 Shares	0.68%
Annual Shareholder Report

Federated Bank Loan Core Fund
Financial Statements and Notes to Financial Statements
Federated Floating Rate Strategic Income Fund invests primarily in Federated Bank Loan Core Fund. Therefore the Federated Bank Loan Core Fund financial statements and notes to financial statements are included on pages 39 through 68.
Federated Bank Loan Core Fund
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)–
Federated Bank Loan Core Fund
At December 31, 2019, the Fund's index classification1 was as follows:
Index Classification	Percentage of Total Net Assets
Health Care	14.2%
Technology	13.9%
Media Entertainment	6.3%
Insurance—P&C	5.9%
Cable Satellite	4.5%
Chemicals	3.6%
Gaming	3.5%
Packaging	3.5%
Other[2]	30.1%
Other Security Types[3]	6.4%
Cash Equivalents[4]	10.4%
Other Assets and Liabilities—Net[5]	(2.3)%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the CS Leveraged Loan Index (CSLLI). Individual portfolio securities that are not included in the CSLLI are assigned to an index classification by the Fund's Adviser.
2	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Other Security Types consist of exchange-traded funds.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Federated Bank Loan Core Fund
Annual Shareholder Report

Portfolio of Investments–
Federated Bank Loan Core Fund
December 31, 2019 (unaudited)
Principal Amount or Shares			Value
		CORPORATE BONDS—2.0%
		Building Materials—0.3%
$1,250,000		American Builders & Contractors Supply Co., Inc., 144A, 4.000%, 1/15/2028	$1,271,062
2,000,000		CD&R Waterworks Merger Subsidiary LLC, Sr. Unsecd. Note, 144A, 6.125%, 8/15/2025	2,079,980
		TOTAL	3,351,042
		Health Care—1.0%
425,000		Charles River Laboratories International, Inc., Sr. Unsecd. Note, 144A, 4.250%, 5/1/2028	433,755
4,000,000		CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 8.000%, 3/15/2026	4,127,496
2,000,000		MEDNAX, Inc., Sr. Unsecd. Note, 144A, 6.250%, 1/15/2027	2,055,050
2,500,000		RegionalCare Hospital Partners Holdings, Inc., Sr. Unsecd. Note, 144A, 11.500%, 5/1/2024	2,693,750
1,750,000		Tenet Healthcare Corp., 144A, 4.625%, 9/1/2024	1,826,737
		TOTAL	11,136,788
		Health Insurance—0.1%
1,525,000		Centene Corp., Sr. Unsecd. Note, 144A, 4.750%, 1/15/2025	1,587,243
		Industrial - Other—0.2%
2,000,000		Resideo Funding, Inc., Sr. Unsecd. Note, 144A, 6.125%, 11/1/2026	2,020,050
		Insurance - P&C—0.1%
1,000,000		NFP Corp., Sr. Unsecd. Note, 144A, 6.875%, 7/15/2025	1,004,990
		Leisure—0.1%
1,250,000		Live Nation Entertainment, Inc., Sr. Unsecd. Note, 144A, 4.750%, 10/15/2027	1,296,063
		Media Entertainment—0.1%
1,375,000		iHeartCommunications, Inc., 144A, 4.750%, 1/15/2028	1,411,919
		Packaging—0.1%
625,000		Trivium Packaging Finance BV, Sec. Fac. Bond, 144A, 5.500%, 8/15/2026	659,765
		TOTAL CORPORATE BONDS (IDENTIFIED COST $21,801,259)	22,467,860
	[1]	FLOATING RATE LOANS—83.5%
		Aerospace/Defense—0.9%
4,642,152		TransDigm, Inc., Term Loan—1st Lien, 4.299% (1-month USLIBOR +2.500%), 5/30/2025	4,662,206
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Aerospace/Defense—continued
5,740,612		TransDigm, Inc., Term Loan—1st Lien, 4.299% (1-month USLIBOR +2.500%), 6/9/2023	$5,768,713
		TOTAL	10,430,919
		Automotive—1.8%
316,694		American Axle & Manufacturing, Inc., Term Loan—1st Lien, 4.190% (3-month USLIBOR +2.250%), 4/6/2024	317,485
1,139,123		American Axle & Manufacturing, Inc., Term Loan—1st Lien, 4.050% (1-month USLIBOR +2.250%), 4/6/2024	1,141,971
1,550,555		Dana, Inc., Term Loan—1st Lien, 4.050% (1-month USLIBOR +2.250%), 2/28/2026	1,558,556
3,900,884		Dexko Global, Inc., Term Loan—1st Lien, 5.299% (1-month USLIBOR +3.500%), 7/24/2024	3,904,551
3,912,819		Dragon Merger Sub LLC, Term Loan—2nd Lien, 10.194% (3-month USLIBOR +8.250%), 7/24/2025	3,903,037
2,000,000		Goodyear Tire & Rubber Co., Term Loan—2nd Lien, 3.970% (3-month USLIBOR +2.000%), 3/7/2025	2,005,000
4,488,750		Panther BF Aggregator 2 LP, Term Loan—1st Lien, 5.304% (1-month USLIBOR +3.500%), 4/30/2026	4,512,608
3,830,707		TI Group Auto Systems LLC, Term Loan—1st Lien, 4.299% (1-month USLIBOR +2.500%), 6/30/2022	3,850,665
		TOTAL	21,193,873
		Building Materials—2.0%
1,496,250		Abc Supply Co., Inc., Term Loan—1st Lien, 3.799% (1-month USLIBOR +2.000%), 1/15/2027	1,506,073
3,104,886		CD&R Waterworks Merger Subsidiary LLC, Term Loan—1st Lien, 4.664% (3-month USLIBOR +2.750%), 8/1/2024	3,113,936
4,827,215		CD&R Waterworks Merger Subsidiary LLC, Term Loan—1st Lien, 4.441% (1-month USLIBOR +2.750%), 8/1/2024	4,841,286
3,787,223		HD Supply, Inc., Term Loan—1st Lien, 3.549% (1-month USLIBOR +1.750%), 10/17/2023	3,817,975
1,960,000		Jeld-Wen, Inc., Term Loan—1st Lien, 3.944% (3-month USLIBOR +2.000%), 12/14/2024	1,966,331
$7,396,140		NCI Building Systems, Inc., Term Loan—1st Lien, 5.485% (1-month USLIBOR +3.750%), 4/12/2025	7,403,019
		TOTAL	22,648,620
		Cable Satellite—4.5%
3,909,849		Altice Financing SA, Term Loan—1st Lien, 4.489% (1-month USLIBOR +2.750%), 7/15/2025	3,908,871
5,955,000		Altice US Finance I Corp., Term Loan—1st Lien, 3.989% (1-month USLIBOR +2.250%), 1/15/2026	5,971,376
4,887,813		Charter Communications Operating LLC, Term Loan—1st Lien, 3.550% (1-month USLIBOR +1.750%), 2/1/2027	4,924,496
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Cable Satellite—continued
1,919,531		CSC Holdings LLC, Term Loan—1st Lien, 3.989% (1-month USLIBOR +2.250%), 7/17/2025	$1,925,664
1,981,250		CSC Holdings LLC, Term Loan—1st Lien, 4.239% (1-month USLIBOR +2.500%), 4/15/2027	1,993,217
2,420,407		Intelsat Jackson Holdings S.A., Term Loan—1st Lien, 5.682% (6-month USLIBOR +3.750%), 11/27/2023	2,428,830
1,000,000		Intelsat Jackson Holdings S.A., Term Loan—1st Lien, 6.432% (6-month USLIBOR +4.500%), 1/2/2024	1,011,070
3,922,456		SFR Group SA, Term Loan—1st Lien, 5.427% (1-month USLIBOR +3.687%), 1/31/2026	3,934,714
14,065,000		Telenet Financing USD LLC, Term Loan—1st Lien, 3.989% (1-month USLIBOR +2.250%), 8/15/2026	14,158,743
4,500,000		Virgin Media Bristol LLC, Term Loan—1st Lien, 4.239% (1-month USLIBOR +2.500%), 1/31/2028	4,534,043
7,000,000		Ziggo Secured Finance Partnership, Term Loan—1st Lien, 4.239% (1-month USLIBOR +2.500%), 4/15/2025	7,032,410
		TOTAL	51,823,434
		Chemicals—3.6%
5,265,938		Alpha 3 BV, Term Loan—1st Lien, 4.944% (3-month USLIBOR +3.000%), 1/31/2024	5,287,897
3,871,106		Axalta Coating Systems US Holdings, Inc., Term Loan—1st Lien, 3.694% (3-month USLIBOR +1.750%), 6/1/2024	3,885,080
3,960,075		Element Solutions, Inc., Term Loan—1st Lien, 3.799% (1-month USLIBOR +2.000%), 1/31/2026	3,986,687
4,053,039		H.B Fuller Co., Term Loan—1st Lien, 3.764% (1-month USLIBOR +2.000%), 10/20/2024	4,071,825
1,990,000		Hexion, Inc., Term Loan—1st Lien, 5.600% (3-month USLIBOR +3.500%), 7/1/2026	2,002,437
5,955,000		Messer Industries USA, Inc., Term Loan—1st Lien, 4.444% (3-month USLIBOR +2.500%), 3/1/2026	5,995,107
88,432		Polar US Borrower LLC, Term Loan—1st Lien, 6.791% (3-month USLIBOR +4.750%), 10/16/2025	88,211
4,374,049		Polar US Borrower LLC, Term Loan—1st Lien, 6.793% (3-month USLIBOR +4.750%), 10/16/2025	4,363,114
3,712,370		PQ Corp., Term Loan—1st Lien, 4.427% (3-month USLIBOR +2.500%), 2/8/2025	3,738,876
5,833,194		Starfruit US Holdco LLC, Term Loan—1st Lien, 4.960% (1-month USLIBOR +3.250%), 10/1/2025	5,845,356
1,091,447		WR Grace & Co-Conn, Term Loan—1st Lien, 3.694% (3-month USLIBOR +1.750%), 4/3/2025	1,097,996
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Chemicals—continued
1,871,052		WR Grace & Co-Conn, Term Loan—1st Lien, 3.694% (3-month USLIBOR +1.750%), 4/3/2025	$1,882,279
		TOTAL	42,244,865
		Consumer Cyclical Services—1.9%
5,459,459		Allied Universal Holdco LLC, Term Loan—1st Lien, 6.049% (1-month USLIBOR +4.250%), 7/12/2026	5,499,259
540,541		Allied Universal Holdco LLC, Term Loan—1st Lien, 6.054% (1-month USLIBOR +4.250%), 7/12/2026	544,481
6,000,000		Bellring Brands, Inc., Term Loan—1st Lien, 6.799% (1-month USLIBOR +5.000%), 10/21/2024	6,078,780
4,387,500		Constellis Holdings LLC, Term Loan—1st Lien, 6.927% (3-month USLIBOR +5.000%), 4/21/2024	1,864,688
3,000,000		Constellis Holdings LLC, Term Loan—2nd Lien, 10.927% (3-month USLIBOR +9.000%), 4/21/2025	315,000
8,000,000		Garda World Security Corp., Term Loan—1st Lien, 6.660% (3-month USLIBOR +4.750%), 10/30/2026	8,065,040
		TOTAL	22,367,248
		Consumer Products—2.5%
104,169		BCPE Empire Holdings, Inc., Term Loan—1st Lien, 5.799% (1-month USLIBOR +4.000%), 6/12/2026	104,593
718,355		BCPE Empire Holdings, Inc., Term Loan—1st Lien, 4.000% (3-month USLIBOR +2.000%), 6/12/2026	721,274
4,166,772		BCPE Empire Holdings, Inc., Term Loan—1st Lien, 5.799% (1-month USLIBOR +4.000%), 6/12/2026	4,183,710
1,250,000		Curie Merger Sub LLC, Term Loan—1st Lien, 6.194% (3-month USLIBOR +4.250%), 11/4/2026	1,255,469
8,404,498		Diamond BC BV, Term Loan—1st Lien, 4.927% (3-month USLIBOR +3.000%), 9/6/2024	8,255,318
5,000,000		Edgewell Personal Care Co., Term Loan—1st Lien, 4.908% (3-month USLIBOR +3.000%), 9/20/2026	5,037,500
2,336,939		Energizer Holdings, Inc., Term Loan—1st Lien, 4.000% (1-month USLIBOR +2.250%), 12/17/2025	2,352,503
1,749,703		Prestige Brands, Inc., Term Loan—1st Lien, 3.799% (1-month USLIBOR +2.000%), 1/26/2024	1,763,701
4,850,000		Welbilt, Inc., Term Loan—1st Lien, 4.299% (1-month USLIBOR +2.500%), 10/23/2025	4,874,250
		TOTAL	28,548,318
		Diversified Manufacturing—2.3%
$4,000,000		Aldevron, LLC., Term Loan—1st Lien, 6.194% (3-month USLIBOR +4.250%), 10/11/2026	4,050,000
4,751,446		Dynacast International LLC, Term Loan—1st Lien, 5.194% (3-month USLIBOR +3.250%), 1/28/2022	4,632,660
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Diversified Manufacturing—continued
2,000,000		Dynacast International LLC, Term Loan—2nd Lien, 10.444% (3-month USLIBOR +8.500%), 1/30/2023	$1,910,830
3,957,519		Entegris, Inc., Term Loan—1st Lien, 3.799% (1-month USLIBOR +2.000%), 11/6/2025	3,982,253
2,015,785		Gardner Denver, Inc., Term Loan—1st Lien, 4.549% (1-month USLIBOR +2.750%), 7/30/2024	2,031,045
3,403,037		Gates Global LLC, Term Loan—1st Lien, 4.549% (1-month USLIBOR +2.750%), 3/31/2024	3,411,153
6,879,962		Titan Acquisition Ltd., Term Loan—1st Lien, 4.799% (1-month USLIBOR +3.000%), 3/28/2025	6,782,886
		TOTAL	26,800,827
		Finance Companies—0.3%
2,992,500		Crown Finance US, Inc., Term Loan—1st Lien, 4.299% (1-month USLIBOR +2.500%), 9/30/2026	2,998,126
		Financial Institutions—1.8%
13,382,443		Sedgwick, Inc., Term Loan—1st Lien, 5.049% (1-month USLIBOR +3.250%), 12/31/2025	13,407,535
3,980,000		Sedgwick, Inc., Term Loan—1st Lien, 5.799% (1-month USLIBOR +4.000%), 9/4/2026	4,021,472
3,875,524		WEX, Inc., Term Loan—1st Lien, 4.049% (1-month USLIBOR +2.250%), 5/17/2026	3,905,811
		TOTAL	21,334,818
		Food & Beverage—0.7%
1,428,069		Aramark Services, Inc., Term Loan—1st Lien, 3.549% (1-month USLIBOR +1.750%), 3/28/2024	1,436,103
1,398,994		Aramark Services, Inc., Term Loan—1st Lien, 3.549% (1-month USLIBOR +1.750%), 3/11/2025	1,406,863
2,000,000		Aramark Services, Inc., Term Loan—1st Lien, 2.926% (1-month USLIBOR +1.750%), 12/10/2026	2,013,130
3,753,850		U.S. Foodservice, Inc., Term Loan—1st Lien, 3.549% (1-month USLIBOR +1.750%), 6/27/2023	3,772,037
		TOTAL	8,628,133
		Gaming—3.5%
1,191,617		Affinity Gaming LLC, Term Loan—1st Lien, 5.049% (1-month USLIBOR +3.250%), 7/1/2023	1,145,442
3,000,000		Affinity Gaming LLC, Term Loan—2nd Lien, 10.049% (1-month USLIBOR +8.250%), 1/31/2025	2,881,875
1,257,468		Boyd Gaming Corp., Term Loan—1st Lien, 3.852% (1-week USLIBOR +2.250%), 9/15/2023	1,267,861
4,880,000		Caesars Entertainment Corp., Term Loan—1st Lien, 3.799% (1-month USLIBOR +2.000%), 10/6/2024	4,920,089
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Gaming—continued
6,370,000		Caesars Resort Collection, Term Loan—1st Lien, 4.549% (1-month USLIBOR +2.750%), 12/22/2024	$6,390,575
466,920		Eldorado Resorts, Inc., Term Loan—1st Lien, 4.000% (3-month USLIBOR +2.250%), 4/17/2024	467,284
1,430,238		Eldorado Resorts, Inc., Term Loan—1st Lien, 4.063% (1-month USLIBOR +2.250%), 4/17/2024	1,431,354
1,927,582		Golden Entertainment, Inc., Term Loan—1st Lien, 4.800% (1-month USLIBOR +3.000%), 10/20/2024	1,936,622
10,626,509		Mohegan Tribal Gaming Authority, Term Loan—1st Lien, 5.799% (1-month USLIBOR +4.000%), 10/13/2023	10,278,278
2,970,000		Penn National Gaming, Inc., Term Loan—1st Lien, 4.049% (1-month USLIBOR +2.250%), 10/15/2025	2,986,335
3,436,504		Star Group Holdings BV, Term Loan—1st Lien, 5.444% (3-month USLIBOR +3.500%), 7/10/2025	3,471,676
2,818,440		Station Casinos LLC, Term Loan—1st Lien, 4.300% (1-month USLIBOR +2.500%), 6/8/2023	2,835,943
		TOTAL	40,013,334
		Health Care—13.2%
4,721,811		Acadia Healthcare Co., Inc., Term Loan—1st Lien, 4.299% (1-month USLIBOR +2.500%), 2/16/2023	4,739,943
4,292,454		Air Medical Group Holdings, Inc., Term Loan—1st Lien, 5.035% (1-month USLIBOR +3.250%), 4/28/2022	4,218,001
2,450,000		Air Medical Group Holdings, Inc., Term Loan—1st Lien, 6.094% (1-month USLIBOR +4.250%), 3/14/2025	2,382,625
2,773,900		Avantor, Inc., Term Loan—1st Lien, 4.799% (1-month USLIBOR +3.000%), 11/21/2024	2,802,790
2,932,500		Carestream Dental LLC, Term Loan—1st Lien, 5.049% (1-month USLIBOR +3.250%), 9/1/2024	2,866,519
1,275,958		Carestream Health, Inc., Term Loan—1st Lien, 7.299% (1-month USLIBOR +5.500%), 2/28/2021	1,260,277
6,792,517		Carestream Health, Inc., Term Loan—2nd Lien, 11.299% (1-month USLIBOR +9.500%), 6/7/2021	6,435,910
3,333,178		CHG Healthcare Services, Inc., Term Loan—1st Lien, 4.799% (1-month USLIBOR +3.000%), 6/7/2023	3,360,260
8,861,998		Endo Luxembourg Finance, Term Loan—1st Lien, 6.062% (1-month USLIBOR +4.250%), 4/27/2024	8,508,892
9,904,975		Enterprise Merger Sub, Inc., Term Loan—1st Lien, 5.549% (1-month USLIBOR +3.750%), 10/10/2025	8,497,627
4,557,800		Grifols Worldwide Operations USA, Inc., Term Loan—1st Lien, 3.739% (1-month USLIBOR +2.000%), 11/15/2027	4,602,193
491,269		HCA, Inc., Term Loan—1st Lien, 3.549% (1-month USLIBOR +1.750%), 3/13/2025	494,678
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Health Care—continued
201,985		HCA, Inc., Term Loan—1st Lien, 3.549% (1-month USLIBOR +1.750%), 3/18/2026	$203,429
$1,562,364		IMS Health, Inc., Term Loan—1st Lien, 3.694% (3-month USLIBOR +1.750%), 3/7/2024	1,572,785
977,500		IMS Health, Inc., Term Loan—1st Lien, 3.694% (3-month USLIBOR +1.750%), 1/18/2025	983,609
2,462,500		IMS Health, Inc., Term Loan—1st Lien, 3.694% (3-month USLIBOR +1.750%), 6/11/2025	2,478,666
3,912,450		MH Sub I LLC, Term Loan—1st Lien, 5.549% (1-month USLIBOR +3.750%), 9/15/2024	3,927,395
4,000,000		MH Sub I LLC, Term Loan—2nd Lien, 9.299% (1-month USLIBOR +7.500%), 9/15/2025	4,012,520
13,846,129		MPH Acquisition Holdings LLC, Term Loan—1st Lien, 4.694% (3-month USLIBOR +2.750%), 6/7/2023	13,685,375
6,604,242		National Mentor Holdings, Inc., Term Loan—1st Lien, 5.800% (1-month USLIBOR +4.000%), 3/8/2026	6,668,633
350,877		National Mentor Holdings, Inc., Term Loan—1st Lien, 5.800% (1-month USLIBOR +4.000%), 3/8/2026	354,298
10,803,040		Ortho-Clinical Diagnostics, Inc., Term Loan—1st Lien, 5.306% (3-month USLIBOR +3.250%), 6/30/2025	10,701,761
4,912,500		Osteon Merger Subsidiary, Inc., Term Loan—1st Lien, 5.549% (1-month USLIBOR +3.750%), 2/14/2025	4,934,017
4,245,013		PCI Pharma Services, Term Loan—1st Lien, 5.950% (3-month USLIBOR +4.000%), 6/30/2023	4,236,183
3,000,000		PCI Pharma Services, Term Loan—2nd Lien, 10.700% (3-month USLIBOR +8.750%), 7/1/2024	3,000,000
3,860,000		Precyse Acquisition Corp., Term Loan—1st Lien, 6.299% (1-month USLIBOR +4.500%), 10/20/2022	3,235,163
4,846,495		Radnet Management, Inc., Term Loan—1st Lien, 5.510% (3-month USLIBOR +3.500%), 7/1/2023	4,879,815
6,920,063		RegionalCare Hospital Partners Holdings, Inc., Term Loan—1st Lien, 6.299% (1-month USLIBOR +4.500%), 11/16/2025	6,984,938
17,475		RegionalCare Hospital Partners Holdings, Inc., Term Loan—1st Lien, 8.250% (PRIME +3.500%), 11/16/2025	17,639
8,900,350		Sotera Health Holdings, LLC., Term Loan—1st Lien, 6.288% (3-month USLIBOR +4.500%), 12/13/2026	8,947,656
3,640,909		Surgery Center Holdings, Inc., Term Loan—1st Lien, 5.050% (1-month USLIBOR +3.250%), 8/31/2024	3,632,572
10,739,470		Team Health Holdings, Inc., Term Loan—1st Lien, 4.549% (1-month USLIBOR +2.750%), 2/6/2024	8,745,956
2,443,750		UIC Merger Subsidiary, Inc., Term Loan—1st Lien, 5.049% (1-month USLIBOR +3.250%), 8/31/2024	2,437,653
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Health Care—continued
250,000		UIC Merger Subsidiary, Inc., Term Loan—1st Lien, 8.799% (1-month USLIBOR +7.000%), 8/30/2025	$250,000
1,736,875		Vizient, Inc., Term Loan—1st Lien, 4.549% (1-month USLIBOR +2.750%), 5/6/2026	1,747,322
5,463,737		VVC Holding Corp., Term Loan—1st Lien, 6.401% (3-month USLIBOR +4.500%), 2/11/2026	5,500,153
		TOTAL	153,307,253
		Independent Energy—1.0%
3,000,000		California Resources Corp., Term Loan—1st Lien, 12.179% (1-month USLIBOR +10.375%), 12/31/2021	2,266,260
3,000,000		California Resources Corp., Term Loan—1st Lien, 6.554% (1-month USLIBOR +4.750%), 12/31/2022	2,704,995
2,000,000		Chesapeake Energy Corp., Term Loan—1st Lien, 9.927% (3-month USLIBOR +8.000%), 6/9/2024	2,068,330
1,891,882		Fieldwood Energy LLC, Term Loan—1st Lien, 7.177% (3-month USLIBOR +5.250%), 4/11/2022	1,591,015
3,350,000		Fieldwood Energy LLC, Term Loan—2nd Lien, 9.177% (3-month USLIBOR +7.250%), 4/11/2023	1,928,344
2,478,475		Ultra Resources, Inc., Term Loan—1st Lien, 5.799% (1-month USLIBOR +4.000%), 4/12/2024	1,490,741
		TOTAL	12,049,685
		Industrial - Other—2.7%
8,890,933		Altra Industrial Motion Corp., Term Loan—1st Lien, 3.799% (1-month USLIBOR +2.000%), 10/1/2025	8,931,653
1,970,000		EPV Merger Subsidiary, Inc., Term Loan—1st Lien, 5.049% (1-month USLIBOR +3.250%), 3/9/2025	1,958,308
1,561,650		EPV Merger Subsidiary, Inc., Term Loan—2nd Lien, 9.049% (1-month USLIBOR +7.250%), 3/9/2026	1,520,009
1,500,000		Excelitas Technologies, Term Loan—2nd Lien, 9.588% (3-month USLIBOR +7.500%), 12/1/2025	1,455,000
6,555,689		Filtration Group Corp., Term Loan—1st Lien, 4.799% (1-month USLIBOR +3.000%), 3/29/2025	6,591,221
2,940,000		Greenrock Finance, Inc., Term Loan—1st Lien, 5.444% (3-month USLIBOR +3.500%), 6/28/2024	2,930,357
970,000		IAA Spinco, Inc., Term Loan—1st Lien, 4.062% (1-month USLIBOR +2.250%), 6/28/2026	979,094
498,750		KAR Auction Services, Inc., Term Loan—1st Lien, 4.062% (1-month USLIBOR +2.250%), 9/19/2026	502,959
5,947,481		Resideo Funding, Inc., Term Loan—1st Lien, 4.200% (3-month USLIBOR +2.250%), 10/25/2025	5,925,178
		TOTAL	30,793,779
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Insurance - P&C—5.8%
7,435,935		AmWINS Group, Inc., Term Loan—1st Lien, 4.549% (1-month USLIBOR +2.750%), 1/25/2024	$7,509,365
1,485,065		AmWINS Group, Inc., Term Loan—1st Lien, 4.463% (1-month USLIBOR +2.750%), 1/25/2024	1,499,730
7,779,241		AssuredPartners, Inc., Term Loan—1st Lien, 5.299% (1-month USLIBOR +3.500%), 10/22/2024	7,815,220
2,838,461		Asurion LLC, Term Loan—1st Lien, 4.799% (1-month USLIBOR +3.000%), 11/3/2023	2,858,742
6,914,950		Asurion LLC, Term Loan—1st Lien, 4.799% (1-month USLIBOR +3.000%), 11/3/2024	6,963,112
$5,000,000		Asurion LLC, Term Loan—2nd Lien, 8.299% (1-month USLIBOR +6.500%), 8/4/2025	5,073,125
7,870,100		Hub International Ltd., Term Loan—1st Lien, 4.689% (3-month USLIBOR +2.750%), 4/25/2025	7,877,695
4,000,000		Hub International Ltd., Term Loan—1st Lien, 5.902% (3-month USLIBOR +4.000%), 4/25/2025	4,045,520
11,253,438		NFP Corp., Term Loan—1st Lien, 4.799% (1-month USLIBOR +3.000%), 1/8/2024	11,226,317
9,534,309		USI, Inc./NY, Term Loan—1st Lien, 4.944% (3-month USLIBOR +3.000%), 5/16/2024	9,547,419
2,500,000		USI, Inc./NY, Term Loan—1st Lien, 5.799% (1-month USLIBOR +4.000%), 12/2/2026	2,519,800
		TOTAL	66,936,045
		Leisure—0.5%
4,962,500		AMC Entertainment Holdings, Inc., Term Loan—1st Lien, 4.800% (1-month USLIBOR +3.000%), 4/22/2026	5,008,577
972,500		Cedar Fair LP, Term Loan—1st Lien, 3.549% (1-month USLIBOR +1.750%), 4/13/2024	978,729
		TOTAL	5,987,306
		Lodging—1.7%
2,992,500		Aimbridge Acquisition, Co., Term Loan—1st Lien, 5.542% (1-month USLIBOR +3.750%), 2/1/2026	3,022,425
4,889,592		Four Seasons Hotels Ltd., Term Loan—1st Lien, 3.799% (1-month USLIBOR +2.000%), 11/30/2023	4,934,845
1,707,858		Hilton Worldwide Finance LLC, Term Loan—1st Lien, 3.542% (1-month USLIBOR +1.750%), 6/21/2026	1,721,487
3,911,298		Intrawest Resorts Holdings, Inc., Term Loan—1st Lien, 4.549% (1-month USLIBOR +2.750%), 7/31/2024	3,950,411
3,090,000		RHP Hotel Properties LP, Term Loan—1st Lien, 3.800% (1-month USLIBOR +2.000%), 5/11/2024	3,113,175
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Lodging—continued
2,473,700		Wyndham Hotels & Resorts, Inc., Term Loan—1st Lien, 3.549% (1-month USLIBOR +1.750%), 5/30/2025	$2,489,161
		TOTAL	19,231,504
		Media Entertainment—6.2%
1,912,976		AVSC Holding Corp., Term Loan—1st Lien, 4.941% (1-month USLIBOR +3.250%), 3/1/2025	1,910,585
1,921,973		AVSC Holding Corp., Term Loan—1st Lien, 5.234% (3-month USLIBOR +3.250%), 3/1/2025	1,919,571
97,513		AVSC Holding Corp., Term Loan—1st Lien, 5.211% (3-month USLIBOR +3.250%), 3/1/2025	97,391
1,500,000		AVSC Holding Corp., Term Loan—1st Lien, 6.486% (3-month USLIBOR +4.500%), 10/15/2026	1,501,875
3,000,000		AVSC Holding Corp., Term Loan—2nd Lien, 9.159% (3-month USLIBOR +7.250%), 9/1/2025	2,850,000
1,846,635		CBS Radio, Inc., Term Loan—1st Lien, 4.304% (1-month USLIBOR +2.500%), 11/17/2024	1,863,947
1,995,000		Clear Channel Outdoor Holdings, Inc., Term Loan—1st Lien, 5.299% (1-month USLIBOR +3.500%), 8/21/2026	2,009,424
7,341,246		Comet Bidco Ltd., Term Loan—1st Lien, 6.908% (3-month USLIBOR +5.000%), 9/30/2024	7,212,774
2,992,500		Cumulus Media News Holdings, Inc., Term Loan—1st Lien, 5.549% (1-month USLIBOR +3.750%), 3/31/2026	3,027,976
2,493,750		Diamond Sports Group LLC / Diamond Sports Finance Co., Term Loan—1st Lien, 5.030% (1-month USLIBOR +3.250%), 8/24/2026	2,495,832
977,500		E.W. Scripps Co., Term Loan—1st Lien, 3.799% (1-month USLIBOR +2.000%), 10/2/2024	977,500
4,683,808		Emerald Expo Holdings, Inc., Term Loan—1st Lien, 4.554% (1-month USLIBOR +2.750%), 5/22/2024	4,473,037
2,910,000		Entravision Communications Corp., Term Loan—1st Lien, 4.549% (1-month USLIBOR +2.750%), 11/30/2024	2,834,820
2,548,929		Gray Television, Inc., Term Loan—1st Lien, 4.197% (1-month USLIBOR +2.500%), 1/2/2026	2,568,645
736,875		Lamar Media Corp., Term Loan—1st Lien, 3.562% (1-month USLIBOR +1.750%), 3/16/2025	742,402
1,093,750		Match Group, Inc., Term Loan—1st Lien, 4.435% (3-month USLIBOR +2.500%), 11/16/2022	1,095,801
136,528		Mission Broadcasting, Inc., Term Loan—1st Lien, 3.941% (1-month USLIBOR +2.250%), 1/17/2024	137,257
5,452,481		NEP/NCP Holdco, Inc., Term Loan—1st Lien, 5.049% (1-month USLIBOR +3.250%), 10/20/2025	5,370,694
4,500,000		NEP/NCP Holdco, Inc., Term Loan—2nd Lien, 8.799% (1-month USLIBOR +7.000%), 10/19/2026	4,083,750
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Media Entertainment—continued
687,089		Nexstar Broadcasting, Inc., Term Loan—1st Lien, 4.054% (1-month USLIBOR +2.250%), 1/17/2024	$690,758
3,000,000		Nexstar Broadcasting, Inc., Term Loan—1st Lien, 4.451% (1-month USLIBOR +2.750%), 9/19/2026	3,020,970
970,125		Nielsen Finance LLC/Nielsen Finance Co., Term Loan—1st Lien, 3.710% (1-month USLIBOR +2.000%), 10/4/2023	974,752
1,526,866		Outfront Media Capital, LLC., Term Loan—1st Lien, 3.485% (1-month USLIBOR +1.750%), 11/18/2026	1,536,821
1,995,000		Sinclair Television Group, Term Loan—1st Lien, 4.240% (1-month USLIBOR +2.500%), 9/30/2026	2,004,666
7,500,000		Terrier Media Buyer, Inc., Term Loan—1st Lien, 5.426% (1-month USLIBOR +4.250%), 12/17/2026	7,584,412
3,664,329		Urban One, Inc., Term Loan—1st Lien, 5.800% (1-month USLIBOR +4.000%), 4/18/2023	3,551,724
5,000,000		WMG Acquisition Corp., Term Loan—1st Lien, 3.924% (1-month USLIBOR +2.125%), 11/1/2023	5,034,800
		TOTAL	71,572,184
		Midstream—0.4%
$1,376,063		Gulf Finance LLC, Term Loan—1st Lien, 7.200% (3-month USLIBOR +5.250%), 8/25/2023	1,083,774
2,295,498		Gulf Finance LLC, Term Loan—1st Lien, 6.950% (1-month USLIBOR +5.250%), 8/25/2023	1,807,911
2,202,667		Summit Midstream Holdings LLC, Term Loan—1st Lien, 7.799% (1-month USLIBOR +6.000%), 5/13/2022	2,092,534
		TOTAL	4,984,219
		Oil Field Services—0.1%
1,506,024		Apergy Corp., Term Loan—1st Lien, 4.312% (1-month USLIBOR +2.500%), 5/9/2025	1,511,672
90,362		Apergy Corp., Term Loan—1st Lien, 6.250% (PRIME +1.500%), 5/9/2025	90,700
		TOTAL	1,602,372
		Packaging—3.4%
47,048		Anchor Glass Container Corp., Term Loan—1st Lien, 4.695% (3-month USLIBOR +2.750%), 12/7/2023	33,858
923,077		Anchor Glass Container Corp., Term Loan—1st Lien, 4.460% (1-month USLIBOR +2.750%), 12/7/2023	664,283
500,000		Anchor Glass Container Corp., Term Loan—2nd Lien, 9.460% (1-month USLIBOR +7.750%), 12/7/2024	265,418
972,306		Berry Plastics Corp., Term Loan—1st Lien, 3.715% (1-month USLIBOR +2.000%), 1/19/2024	977,323
2,985,000		Berry Plastics Group, Inc., Term Loan—1st Lien, 4.215% (1-month USLIBOR +2.500%), 7/1/2026	2,997,238
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Packaging—continued
14,669,355		Bway Corp., Term Loan—1st Lien, 5.234% (3-month USLIBOR +3.250%), 4/3/2024	$14,646,471
4,427,044		Charter Nex US, Inc., Term Loan—1st Lien, 4.799% (1-month USLIBOR +3.000%), 5/16/2024	4,418,743
995,000		Charter Nex US, Inc., Term Loan—1st Lien, 5.299% (1-month USLIBOR +3.500%), 5/16/2024	1,003,084
1,300,083		Flex Acquisition Co., Inc., Term Loan—1st Lien, 5.099% (3-month USLIBOR +3.000%), 12/29/2023	1,292,770
23,810		Flex Acquisition Co., Inc., Term Loan—1st Lien, 4.691% (1-month USLIBOR +3.000%), 12/29/2023	23,676
3,914,073		Flex Acquisition Co., Inc., Term Loan—1st Lien, 5.159% (3-month USLIBOR +3.250%), 6/29/2025	3,894,503
1,891,425		Fortress Merger Sub., Inc., Term Loan—1st Lien, 6.056% (3-month USLIBOR +4.000%), 10/19/2023	1,839,411
48,575		Fortress Merger Sub., Inc., Term Loan—1st Lien, 5.697% (1-month USLIBOR +4.000%), 10/19/2023	47,239
2,000,000		Fortress Merger Sub., Inc., Term Loan—2nd Lien, 10.556% (3-month USLIBOR +8.500%), 10/21/2024	1,846,660
5,355,651		Trident TPI Holdings, Inc., Term Loan—1st Lien, 4.799% (1-month USLIBOR +3.000%), 10/17/2024	5,216,886
		TOTAL	39,167,563
		Paper—0.2%
2,000,000		Clearwater Paper Corp., Term Loan—1st Lien, 5.000% (1-month USLIBOR +3.250%), 7/26/2026	2,010,000
		Pharmaceuticals—2.6%
9,443,436		Jaguar Holding Co. II, Term Loan—1st Lien, 4.299% (1-month USLIBOR +2.500%), 8/18/2022	9,506,754
5,004,302		Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Term Loan—1st Lien, 4.694% (3-month USLIBOR +2.750%), 9/24/2024	4,109,083
4,312,024		Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Term Loan—1st Lien, 4.909% (3-month USLIBOR +3.000%), 2/24/2025	3,523,290
7,062,984		Parexel International Corp., Term Loan—1st Lien, 4.549% (1-month USLIBOR +2.750%), 9/27/2024	6,948,210
1,491,683		Syneos Health, Inc., Term Loan—1st Lien, 3.799% (1-month USLIBOR +2.000%), 8/1/2024	1,502,870
4,986,344		Valeant Pharmaceuticals International, Term Loan—1st Lien, 4.489% (1-month USLIBOR +2.750%), 11/27/2025	5,019,080
		TOTAL	30,609,287
		Restaurants—0.5%
4,880,599		1011778 BC Unltd. Liability Co./New Red Finance, Inc., Term Loan—1st Lien, 3.549% (1-month USLIBOR +1.750%), 11/19/2026	4,892,166
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Restaurants—continued
1,451,717		KFC Holding Co., Term Loan—1st Lien, 3.494% (3-month USLIBOR +1.750%), 4/3/2025	$1,458,526
		TOTAL	6,350,692
		Retailers—1.0%
486,785		Michaels Stores, Inc., Term Loan—1st Lien, 4.292% (1-month USLIBOR +2.500%), 1/28/2023	472,060
1,350,221		Michaels Stores, Inc., Term Loan—1st Lien, 4.305% (1-month USLIBOR +2.500%), 1/28/2023	1,309,376
1,136,016		Party City Holdings, Inc., Term Loan—1st Lien, 4.300% (1-month USLIBOR +2.500%), 8/19/2022	1,059,625
2,887,500		PETCO Animal Supplies, Inc., Term Loan—1st Lien, 5.177% (3-month USLIBOR +3.250%), 1/26/2023	2,467,008
6,465,426		Talbots, Inc., Term Loan—1st Lien, 8.799% (1-month USLIBOR +7.000%), 11/28/2022	6,336,117
		TOTAL	11,644,186
		Services—1.8%
6,143,087		Altran Technologies SA, Term Loan—1st Lien, 4.264% (1-month USLIBOR +2.500%), 3/21/2025	6,157,493
5,486,250		Emerald TopCo, Inc., Term Loan—1st Lien, 5.299% (1-month USLIBOR +3.500%), 7/26/2026	5,524,846
$5,867,556		USIC Holdings, Inc., Term Loan—1st Lien, 5.049% (1-month USLIBOR +3.250%), 12/9/2023	5,856,583
3,000,000		Western Institutional Review Board, Inc., Term Loan—1st Lien, 5.176% (1-month USLIBOR +4.000%), 12/13/2026	3,007,500
		TOTAL	20,546,422
		Supermarkets—0.2%
2,638,165		Albertsons LLC, Term Loan—1st Lien, 4.549% (1-month USLIBOR +2.750%), 8/17/2026	2,665,246
		Technology—13.9%
3,998,890		Aerial Merger Subsidiary, Inc., Term Loan—2nd Lien, 9.799% (1-month USLIBOR +8.000%), 8/8/2025	3,434,047
248,643		Almonde, Inc., Term Loan—1st Lien, 5.696% (2-month USLIBOR +3.500%), 6/13/2024	247,434
1,610,777		Almonde, Inc., Term Loan—1st Lien, 5.696% (6-month USLIBOR +3.500%), 6/13/2024	1,602,949
1,500,000		Almonde, Inc., Term Loan—2nd Lien, 9.446% (6-month USLIBOR +7.250%), 6/13/2025	1,471,612
4,903,768		Applied Systems, Inc., Term Loan—1st Lien, 5.194% (3-month USLIBOR +3.250%), 9/19/2024	4,927,894
1,980,000		Banff Merger Subsidiary, Inc., Term Loan—1st Lien, 6.049% (1-month USLIBOR +4.250%), 10/2/2025	1,962,229
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Technology—continued
4,962,500		BCPE Rover Merger Sub, Inc., Term Loan—1st Lien, 6.049% (1-month USLIBOR +4.250%), 11/28/2025	$4,841,564
4,000,000		BCPE Rover Merger Sub, Inc., Term Loan—2nd Lien, 10.049% (1-month USLIBOR +8.250%), 11/28/2026	3,340,000
1,500,000		Cambium Learning Group, Inc., Term Loan—1st Lien, 5.676% (1-month USLIBOR +4.500%), 12/18/2025	1,455,000
4,889,848		CCC Information Services, Inc., Term Loan—1st Lien, 4.550% (1-month USLIBOR +2.750%), 4/27/2024	4,911,999
3,000,000		CCC Information Services, Inc., Term Loan—2nd Lien, 8.549% (1-month USLIBOR +6.750%), 4/27/2025	3,019,500
1,867,293		CDW LLC, Term Loan—1st Lien, 3.550% (1-month USLIBOR +1.750%), 10/11/2026	1,880,140
2,992,500		CommScope, Inc., Term Loan—1st Lien, 5.049% (1-month USLIBOR +3.250%), 4/4/2026	3,014,944
1,984,975		Compuware Corp., Term Loan—1st Lien, 5.799% (1-month USLIBOR +4.000%), 8/23/2025	2,000,686
3,515,932		Diebold, Inc., Term Loan—1st Lien, 4.500% (1-month USLIBOR +2.750%), 11/6/2023	3,445,614
2,320,526		Dynatrace LLC, Term Loan—1st Lien, 4.549% (1-month USLIBOR +2.750%), 8/23/2025	2,340,100
7,922,481		Financial & Risk US Holdings, Inc., Term Loan—1st Lien, 5.049% (1-month USLIBOR +3.250%), 10/1/2025	7,999,725
5,845,387		Hyland Software, Inc., Term Loan—1st Lien, 5.299% (1-month USLIBOR +3.500%), 7/1/2024	5,886,948
6,000,000		Hyland Software, Inc., Term Loan—2nd Lien, 8.799% (1-month USLIBOR +7.000%), 7/10/2025	6,093,750
3,053,780		Infor US, Inc., Term Loan—1st Lien, 4.694% (3-month USLIBOR +2.750%), 2/1/2022	3,071,782
3,738,842		Inovalon Holdings, Inc., Term Loan—1st Lien, 5.250% (1-month USLIBOR +3.500%), 4/2/2025	3,766,883
2,170,335		Ivanti Software, Inc., Term Loan—1st Lien, 5.970% (1-month USLIBOR +4.250%), 1/20/2024	2,175,533
6,887,323		Kronos, Inc., Term Loan—1st Lien, 4.909% (3-month USLIBOR +3.000%), 11/1/2023	6,931,471
3,500,000		Kronos, Inc., Term Loan—2nd Lien, 10.159% (3-month USLIBOR +8.250%), 11/1/2024	3,583,125
1,500,000		Landesk Software Group, Inc., Term Loan—2nd Lien, 10.720% (1-month USLIBOR +9.000%), 1/23/2025	1,479,375
718,615		Microchip Technology, Inc., Term Loan—1st Lien, 3.800% (1-month USLIBOR +2.000%), 5/29/2025	723,781
1,000,000		MLN US Holdco LLC, Term Loan—2nd Lien, 10.441% (1-month USLIBOR +8.750%), 11/30/2026	766,665
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Technology—continued
3,990,000		NCR Corp., Term Loan—1st Lien, 4.300% (1-month USLIBOR +2.500%), 8/28/2026	$4,039,875
3,905,088		NeuStar, Inc., Term Loan—1st Lien, 5.299% (1-month USLIBOR +3.500%), 8/8/2024	3,613,671
2,000,000		Nexus Buyer LLC, Term Loan—1st Lien, 5.460% (1-month USLIBOR +3.750%), 11/8/2026	2,016,250
1,384,426		ON Semiconductor Corp., Term Loan—1st Lien, 3.799% (1-month USLIBOR +2.000%), 9/19/2026	1,395,937
2,353,902		Optiv Security, Inc., Term Loan—1st Lien, 5.049% (1-month USLIBOR +3.250%), 2/1/2024	2,065,549
2,000,000		Optiv Security, Inc., Term Loan—2nd Lien, 9.049% (1-month USLIBOR +7.250%), 2/1/2025	1,320,000
2,985,000		Project Alpha Intermediate Holding, Inc., Term Loan—1st Lien, 6.240% (3-month USLIBOR +4.250%), 4/26/2024	3,016,089
4,987,500		Project Boost Purchaser, LLC, Term Loan—1st Lien, 5.299% (1-month USLIBOR +3.500%), 5/30/2026	5,017,899
2,955,000		Project Deep Blue Holdings LLC, Term Loan—1st Lien, 5.042% (3-month USLIBOR +3.250%), 2/12/2025	2,976,424
3,955,025		Project Leopard Holdings, Inc., Term Loan—1st Lien, 6.049% (1-month USLIBOR +4.250%), 7/7/2023	3,984,688
6,837,693		Rackspace Hosting, Inc., Term Loan—1st Lien, 4.902% (3-month USLIBOR +3.000%), 11/3/2023	6,660,596
1,937,708		RL Merger Subsidiary, Inc., Term Loan—1st Lien, 5.049% (1-month USLIBOR +3.250%), 5/30/2025	1,932,864
2,000,000		RL Merger Subsidiary, Inc., Term Loan—2nd Lien, 8.799% (1-month USLIBOR +7.000%), 5/29/2026	1,880,000
1,940,000		RP Crown Parent LLC, Term Loan—1st Lien, 4.554% (1-month USLIBOR +2.750%), 10/12/2023	1,955,772
2,992,500		S2P Acquisition Borrower, Inc., Term Loan—1st Lien, 5.799% (1-month USLIBOR +4.000%), 8/14/2026	3,009,961
796,541		Sabre GLBL, Inc., Term Loan—1st Lien, 3.799% (1-month USLIBOR +2.000%), 2/22/2024	802,129
$1,980,000		Severin Acquisition LLC, Term Loan—1st Lien, 4.893% (3-month USLIBOR +3.000%), 8/1/2025	1,974,426
5,000,000		Star Merger Sub, Inc., Term Loan—1st Lien, 6.792% (1-month USLIBOR +5.000%), 2/8/2026	5,050,000
5,376,403		Tempo Acquisition LLC, Term Loan—1st Lien, 4.549% (1-month USLIBOR +2.750%), 5/1/2024	5,417,855
5,291,913		Tibco Software, Inc., Term Loan—1st Lien, 5.710% (1-month USLIBOR +4.000%), 7/3/2026	5,322,527
2,985,000		Trade Me Group Ltd., Term Loan—1st Lien, 6.194% (3-month USLIBOR +4.250%), 5/1/2026	2,999,925
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS—continued
		Technology—continued
5,839,064		Trans Union LLC, Term Loan—1st Lien, 3.549% (1-month USLIBOR +1.750%), 11/13/2026	$5,869,924
2,493,750		Ultimate Software Group, Inc., Term Loan—1st Lien, 5.549% (1-month USLIBOR +3.750%), 5/3/2026	2,513,625
		TOTAL	161,210,736
		Transportation Services—0.6%
4,000,000		Genesee & Wyoming, Inc., Term Loan—1st Lien, 3.176% (1-month USLIBOR +2.000%), 12/30/2026	4,043,560
3,000,000		Hercules Merger Sub LLC, Term Loan—1st Lien, 4.441% (1-month USLIBOR +2.750%), 11/1/2026	3,030,840
		TOTAL	7,074,400
		Utility - Electric—1.0%
3,623,022		Calpine Construction Finance Co., Term Loan—1st Lien, 4.299% (1-month USLIBOR +2.500%), 1/15/2025	3,645,213
3,980,000		Calpine Corp., Term Loan—1st Lien, 4.200% (3-month USLIBOR +2.250%), 4/5/2026	4,008,855
249,375		Calpine Corp., Term Loan—1st Lien, 4.299% (1-month USLIBOR +2.500%), 8/12/2026	251,227
714,519		Vistra Operations Co., LLC, Term Loan—1st Lien, 3.487% (1-month USLIBOR +1.750%), 12/31/2025	719,795
2,995,481		Vistra Operations Co., LLC, Term Loan—1st Lien, 3.549% (1-month USLIBOR +1.750%), 12/31/2025	3,017,603
		TOTAL	11,642,693
		Wireless Communications—0.9%
1,000,000		Iridium Satellite LLC, Term Loan—1st Lien, 5.549% (1-month USLIBOR +3.750%), 11/4/2026	1,014,065
5,805,381		Sprint Communications, Inc., Term Loan—1st Lien, 4.312% (1-month USLIBOR +2.500%), 2/3/2024	5,764,743
3,465,000		Sprint Communications, Inc., Term Loan—1st Lien, 4.813% (1-month USLIBOR +3.000%), 2/3/2024	3,455,610
		TOTAL	10,234,418
		TOTAL FLOATING RATE LOANS (IDENTIFIED COST $982,395,565)	968,652,505
		EXCHANGE-TRADED FUNDS—6.4%
1,295,000		Invesco Senior Loan ETF	29,551,900
960,000		SPDR Blackstone/GSO Senior Loan ETF	44,716,800
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $73,407,963)	74,268,700
Federated Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares		Value
	INVESTMENT COMPANY—10.4%
120,662,690	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.75%[2] (IDENTIFIED COST $120,685,528)	$120,686,822
	TOTAL INVESTMENT IN SECURITIES—102.3% (IDENTIFIED COST $1,198,290,315)[3]	1,186,075,887
	OTHER ASSETS AND LIABILITIES - NET—(2.3)%[4]	(26,167,593)
	TOTAL NET ASSETS—100%	$1,159,908,294
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended December 31, 2019, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 6/30/2019	104,928,764
Purchases/Additions	246,281,235
Sales/Reductions	(230,547,309)
Balance of Shares Held 12/31/2019	120,662,690
Value	$120,686,822
Change in Unrealized Appreciation/Depreciation	$(10,062)
Net Realized Gain/(Loss)	$245
Dividend Income	$1,431,704
1	Floating/variable note with current rate and current maturity or next reset date shown.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $1,197,044,148.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Federated Bank Loan Core Fund
Annual Shareholder Report

The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$22,467,860	$—	$22,467,860
Floating Rate Loans	—	968,652,505	—	968,652,505
Exchange-Traded Funds	74,268,700	—	—	74,268,700
Investment Company	120,686,822	—	—	120,686,822
TOTAL SECURITIES	$194,955,522	$991,120,365	$—	$1,186,075,887
The following acronyms are used throughout this portfolio:
ETF	—Exchange-Traded Fund
LIBOR	—London Interbank Offered Rate
SPDR	—Standard & Poor's Depositary Receipt
See Notes which are an integral part of the Financial Statements
Federated Bank Loan Core Fund
Annual Shareholder Report

Financial Highlights–
Federated Bank Loan Core Fund
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 12/31/2019	Year Ended June 30,
		2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.83	$10.02	$10.12	$9.90	$10.12	$10.22
Income From Investment Operations:
Net investment income (loss)	0.27	0.59	0.53	0.49	0.49	0.46
Net realized and unrealized gain (loss)	0.01	(0.20)	(0.10)	0.22	(0.22)	(0.10)
TOTAL FROM INVESTMENT OPERATIONS	0.28	0.39	0.43	0.71	0.27	0.36
Less Distributions:
Distributions from net investment income	(0.26)	(0.58)	(0.53)	(0.49)	(0.49)	(0.46)
Net Asset Value, End of Period	$9.85	$9.83	$10.02	$10.12	$9.90	$10.12
Total Return[1]	2.91%	4.02%	4.32%	7.31%	2.76%	3.62%
Ratios to Average Net Assets:
Net expenses	0.06%[2]	0.06%	0.05%	0.08%	0.09%	0.09%
Net investment income	5.42%[2]	5.98%	5.27%	4.90%	5.02%	4.60%
Expense waiver/reimbursement[3]	—%	—%	—%	0.00%[4]	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,159,908	$1,043,884	$927,849	$793,870	$589,045	$577,804
Portfolio turnover	11%	38%	31%	39%	41%	52%
1	Based on net asset value. Total returns for periods of less than one year are not annualized.
2	Computed on an annualized basis.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Federated Bank Loan Core Fund
Annual Shareholder Report

Statement of Assets and Liabilities–
Federated Bank Loan Core Fund
December 31, 2019 (unaudited)
Assets:
Investment in securities, at value including $120,686,822 of investment in an affiliated holding* (identified cost $1,198,290,315)		$1,186,075,887
Cash		2,975,307
Income receivable		4,951,223
Income receivable from an affiliated holding		208,414
Receivable for investments sold		8,211,333
Receivable for shares sold		250,000
TOTAL ASSETS		1,202,672,164
Liabilities:
Payable for investments purchased	$39,543,619
Income distribution payable	2,958,997
Accrued expenses (Note 5)	261,254
TOTAL LIABILITIES		42,763,870
Net assets for 117,735,866 shares outstanding		$1,159,908,294
Net Assets Consist of:
Paid-in capital		$1,191,679,283
Total distributable earnings (loss)		(31,770,989)
TOTAL NET ASSETS		$1,159,908,294
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,159,908,294 ÷ 117,735,866 shares outstanding, no par value, unlimited shares authorized		$9.85
*	See information listed after the Fund's Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Federated Bank Loan Core Fund
Annual Shareholder Report

Statement of Operations–
Federated Bank Loan Core Fund
Six Months Ended December 31, 2019 (unaudited)
Investment Income:
Interest		$27,465,381
Dividends (including $1,431,704 received from an affiliated holding*)		2,782,633
TOTAL INCOME		30,248,014
Expenses:
Custodian fees	$17,210
Transfer agent fee	36,163
Directors'/Trustees' fees (Note 5)	4,179
Auditing fees	18,450
Legal fees	4,987
Portfolio accounting fees	208,227
Share registration costs	293
Printing and postage	8,090
Miscellaneous (Note 5)	12,635
TOTAL EXPENSES	310,234
Net investment income		29,937,780
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments (including net realized gain of $245 on sales of investments in an affiliated holding*)		(7,334,169)
Realized gain distribution from affiliated investment company shares		415
Net change in unrealized depreciation of investments (including net change in unrealized appreciation of $(10,062) on investments in an affiliated holding*)		9,715,661
Net realized and unrealized gain (loss) on investments		2,381,907
Change in net assets resulting from operations		$32,319,687
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Federated Bank Loan Core Fund
Annual Shareholder Report

Statement of Changes in Net Assets–
Federated Bank Loan Core Fund
	Six Months Ended (unaudited) 12/31/2019	Year Ended 6/30/2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$29,937,780	$59,133,786
Net realized loss	(7,333,754)	(4,095,952)
Net change in unrealized appreciation/depreciation	9,715,661	(18,980,173)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	32,319,687	36,057,661
Distributions to Shareholders	(29,215,603)	(57,940,154)
Share Transactions:
Proceeds from sale of shares	203,043,871	405,223,649
Net asset value of shares issued to shareholders in payment of distributions declared	10,097,776	20,245,624
Cost of shares redeemed	(100,221,089)	(287,552,131)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	112,920,558	137,917,142
Change in net assets	116,024,642	116,034,649
Net Assets:
Beginning of period	1,043,883,652	927,849,003
End of period	$1,159,908,294	$1,043,883,652
See Notes which are an integral part of the Financial Statements
Federated Bank Loan Core Fund
Annual Shareholder Report

Notes to Financial Statements–
Federated Bank Loan Core Fund
December 31, 2019 (unaudited)
1. ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Bank Loan Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund's investment objective is to provide current income. Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities and floating rate loans are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not
Federated Bank Loan Core Fund
Annual Shareholder Report

representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
Federated Bank Loan Core Fund
Annual Shareholder Report

■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Amortization/accretion of premium and discount is included in investment income.
Federated Bank Loan Core Fund
Annual Shareholder Report

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the six months ended December 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the 1933 Act; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
	Six Months Ended 12/31/2019	Year Ended 6/30/2019
Shares sold	20,790,562	40,689,105
Shares issued to shareholders in payment of distributions declared	1,031,119	2,040,130
Shares redeemed	(10,238,986)	(29,138,500)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	11,582,695	13,590,735
Federated Bank Loan Core Fund
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
At December 31, 2019, the cost of investments for federal tax purposes was $1,197,044,148. The net unrealized depreciation of investments for federal tax purposes was $10,968,261. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $9,956,386 and net unrealized depreciation from investments for those securities having an excess of cost over value of $20,924,647.
As of June 30, 2019, the Fund had a capital loss carryforward of $13,910,905 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$1,832,127	$12,078,778	$13,910,905
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser, subject to the direction of the Trustees, provides investment adviser services at no fee, because all investors in the Fund are other Federated funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Adviser may voluntarily choose to reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of December 31, 2019, a majority of the shares of beneficial interest outstanding are owned by other affiliated investment companies.
Federated Bank Loan Core Fund
Annual Shareholder Report

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the six months ended December 31, 2019, were as follows:
Purchases	$216,264,162
Sales	$109,199,365
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2019, the Fund had no outstanding loans. During the six months ended December 31, 2019, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2019, there were no outstanding loans. During the six months ended December 31, 2019, the program was not utilized.
9. subsequent event
Effective on or about August 31, 2020, the name of the Trust and Fund will change to Federated Hermes Core Trust and Bank Loan Core Fund, respectively.
Federated Bank Loan Core Fund
Annual Shareholder Report

Shareholder Expense Example (unaudited) –
Federated Bank Loan Core Fund
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period[1]
Actual	$1,000	$1,029.10	$0.31
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,024.80	$0.31
1	Expenses are equal to the Fund's annualized net expense ratio of 0.06%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year-period).
Federated Bank Loan Core Fund
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised seven portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes' taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated Floating Rate Strategic Income Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
Annual Shareholder Report

adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
Annual Shareholder Report

regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
Annual Shareholder Report

For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment
Annual Shareholder Report

program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the periods covered by the COO Fee Evaluation Report, the Fund's performance for the one-year and five-year periods was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or
Annual Shareholder Report

elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the
Annual Shareholder Report

appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Floating Rate Strategic Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C647
CUSIP 31420C597
CUSIP 31420C670
CUSIP 31420C571
Q450751 (5/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
March 31, 2020
Share Class | Ticker	A | FUSGX	B | FUSBX	C | FUSCX

Federated Fund for U.S. Government Securities
Fund Established 1969

A Portfolio of Federated Income Securities Trust
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Fund for U.S. Government Securities
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from April 1, 2019 through March 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the uncertainty ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Fund for U.S. Government Securities (the “Fund”), based on net asset value for the 12-month reporting period ended March 31, 2020, was 5.86% for the Class A Shares, 5.06% for the Class B Shares and 5.06% for the Class C Shares. The 5.86% total return of the Class A Shares consisted of 2.56% in taxable dividends and 3.30% of price appreciation in the net asset value of the shares. The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),1 the Fund's broad-based securities market index, returned 7.03% for the same period. The total return of the Lipper U.S. Mortgage Funds Average (LUSMFA),2 a peer group average for the Fund, was 3.44% for the same period. The Fund's and the LUSMFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBMBS.
The most significant factors affecting the Fund's performance relative to the BBMBS were (a) duration;3 (b) security selection; and (c) sector allocation.
The following discussion will focus on the performance of the Fund's Class A Shares.
MARKET OVERVIEW
For the vast majority of the reporting period, U.S. economic expansion was steady, although some signs of weakness prompted easing of monetary policy. Policy adjustments were a prelude to dramatic actions taken as a result of the coronavirus pandemic. The Federal Open Market Committee (FOMC) slashed interest rates and unleashed unprecedented quantitative easing programs and lending facilities to combat the pandemic-induced economic slowdown. The depth and breadth of these programs reflected a “whatever it takes” approach to supporting and stabilizing all aspects of the economy.
While the coronavirus appeared in the U.S. during the last quarter of the annual reporting period, it was the dominant event of the 12-month reporting period, overshadowing all other developments. Central banks across the globe slashed interest rates and announced a plethora of programs aimed at supporting consumers and businesses that experienced negative impacts resulting from the drastic decline in economic activity. The federal funds rate was reduced from a range of 2.25%-2.50% to 0%-0.25% over the reporting period. Treasury yields fell across the maturity spectrum as risk assets faltered and investor demand for Treasuries was robust.
Annual Shareholder Report
1

Lower Treasury yields led to declines in the 30-year fixed mortgage rate which declined 56 basis points to 3.50%. Refinance activity accelerated as homeowners reduced debt servicing cost but also extracted equity with cash out refinancing activity after an extended period of home price appreciation. The Mortgage Banker Association's Refinance Index4 soared over 300% on a year-over-year basis.
With a strong flight-to-quality bid for Treasury securities, virtually every asset class lagged on a relative basis. Residential and commercial mortgage-backed securities (MBS),5 asset-backed securities and corporate debt posted negative excess returns. During the reporting period, the 2-year U.S. Treasury yield decreased 201 basis points to 0.25%, while the 10-year U.S. Treasury yield declined 174 basis points to 0.67%.6
DURATION
Interest rates fell significantly over the reporting period, and the Fund's effective duration was, on average, slightly longer than that of the BBMBS. As a result, interest rate strategy made a positive impact on Fund performance during the reporting period.
Security selection
Holdings of MBS with specific characteristics which typically reduce prepayment risk, such as loan balance and geographic factors, realized greater price appreciation relative to “plain vanilla” mortgage securities. With lower interest rates and increased prepayment risk, price premiums for specified mortgage securities increased, aiding Fund performance. Security selection made a positive contribution to Fund performance.
SECTOR ALLOCATION
In addition to government-issued residential MBS, the portfolio held allocations to commercial MBS, non-agency residential MBS and asset-backed securities. These sectors posted significantly negative excess returns for the reporting period. Therefore, sector allocation acted as a drag on Fund performance.
1	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBMBS.
2	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LUSMFA.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than other securities of shorter durations.
4	The Mortgage Banker Association's Refinance Index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association. The index helps to predict mortgage activity and loan prepayments based on the number of mortgages refinance applications submitted. The index is unmanaged, and it is not possible to invest directly in an index.
5	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
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2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities (the “Fund”) from March 31, 2010 to March 31, 2020, compared to the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS)2 and the Lipper U.S. Mortgage Funds Average (LUSMFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of March 31, 2020
■	Total returns shown for Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of the additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 3/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	1.13%	1.19%	2.00%
Class B Shares	-0.44%	1.00%	1.87%
Class C Shares	4.06%	1.36%	1.71%
BBMBS	7.03%	2.94%	3.28%
LUSMFA	3.44%	2.21%	3.06%
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3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BBMBS and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The BBMBS tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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4

Portfolio of Investments Summary Table (unaudited)
At March 31, 2020, the Fund's portfolio composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	89.8%
Collateralized Mortgage Obligations	6.8%
U.S. Government Agency Commercial Mortgage-Backed Securities	2.1%
Non-Agency Mortgage-Backed Securities	1.0%
Asset-Backed Securities	0.2%
Cash Equivalents[2]	5.5%
Other Assets and Liabilities—Net[3]	(5.4)%
TOTAL	100.0%
1	See the Fund's prospectus and Statement of Additional Information for a description of the principal types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
5

Portfolio of Investments
March 31, 2020
Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—89.8%
	Federal Home Loan Mortgage Corporation—36.4%
$1,556,748	2.500%, 9/1/2034	$1,620,916
1,079,694	3.000%, 3/1/2032	1,143,983
1,254,715	3.000%, 2/1/2033	1,334,522
1,802,199	3.000%, 1/1/2043	1,909,677
678,033	3.000%, 10/1/2045	717,622
1,273,841	3.000%, 11/1/2045	1,348,217
1,206,374	3.000%, 10/1/2046	1,269,271
1,966,606	3.000%, 10/1/2046	2,079,588
1,399,127	3.000%, 11/1/2046	1,470,762
3,068,579	3.000%, 1/1/2047	3,225,690
3,779,197	3.000%, 2/1/2047	3,972,692
2,729,721	3.000%, 8/1/2049	2,863,511
8,056,429	3.500%, 7/1/2042	8,631,464
4,685,178	3.500%, 9/1/2043	5,018,122
2,071,182	3.500%, 5/1/2046	2,215,131
2,358,834	3.500%, 10/1/2046	2,511,718
2,213,695	3.500%, 10/1/2046	2,359,248
1,444,927	3.500%, 11/1/2047	1,532,256
463,201	4.000%, 8/1/2025	487,933
4,610,148	4.000%, 12/1/2041	5,003,484
683,056	4.000%, 1/1/2042	741,334
2,082,760	4.000%, 9/1/2047	2,228,568
1,480,476	4.000%, 10/1/2047	1,593,096
1,232,889	4.000%, 11/1/2047	1,318,044
1,786,128	4.000%, 12/1/2047	1,909,495
837,070	4.000%, 2/1/2048	898,653
1,145,202	4.000%, 4/1/2048	1,223,943
838,481	4.000%, 6/1/2048	906,089
72,746	4.500%, 2/1/2024	75,816
169,270	4.500%, 6/1/2024	176,832
150,329	4.500%, 11/1/2039	164,986
457,921	4.500%, 4/1/2040	502,570
647,682	4.500%, 5/1/2040	710,631
1,089,451	4.500%, 5/1/2040	1,195,336
Annual Shareholder Report
6

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$339,685	4.500%, 8/1/2040	$372,593
1,445,182	4.500%, 9/1/2040	1,585,189
893,801	4.500%, 9/1/2040	980,391
1,500,553	4.500%, 9/1/2041	1,649,675
379,442	4.500%, 2/1/2048	414,542
314,199	4.500%, 8/1/2048	342,232
222	5.000%, 7/1/2020	223
416,769	5.000%, 1/1/2034	461,120
972,786	5.000%, 5/1/2034	1,077,674
108,340	5.000%, 2/1/2039	120,226
334,230	5.000%, 3/1/2039	370,899
230,095	5.000%, 7/1/2039	255,339
648,236	5.000%, 9/1/2039	719,354
1,009,161	5.000%, 10/1/2039	1,119,877
2,704	5.500%, 3/1/2021	2,744
2,612,984	5.500%, 5/1/2034	2,955,979
373,463	5.500%, 12/1/2035	423,655
403,424	5.500%, 5/1/2036	457,386
25,619	5.500%, 6/1/2036	29,139
513,526	5.500%, 6/1/2036	584,306
57,681	5.500%, 9/1/2037	65,617
25,698	6.000%, 2/1/2032	29,338
211,524	6.500%, 10/1/2037	249,664
25,398	6.500%, 4/1/2038	29,992
43,740	6.500%, 10/1/2038	51,783
4,689	6.500%, 10/1/2038	5,536
1,389	7.500%, 1/1/2021	1,409
45,253	7.500%, 1/1/2027	50,699
2,723	7.500%, 12/1/2029	3,173
66,981	7.500%, 5/1/2030	76,046
19,499	7.500%, 1/1/2031	22,790
38,113	7.500%, 2/1/2031	44,526
4,618	7.500%, 8/1/2031	5,422
	TOTAL	78,919,738
	Federal National Mortgage Association—43.5%
1,070,462	2.500%, 2/1/2028	1,115,255
930,688	2.500%, 9/1/2034	969,050
Annual Shareholder Report
7

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$1,168,898	2.500%, 9/1/2034	$1,214,158
1,996,944	3.000%, 10/1/2046	2,101,059
2,836,308	3.000%, 11/1/2046	2,986,845
2,983,846	3.000%, 11/1/2046	3,136,618
2,038,580	3.000%, 1/1/2047	2,142,955
1,912,866	3.000%, 1/1/2047	2,010,804
834,284	3.000%, 2/1/2047	882,475
3,536,752	3.000%, 7/1/2049	3,710,096
8,444,970	3.500%, 9/1/2042	9,047,737
4,663,452	3.500%, 12/1/2042	4,994,853
1,182,394	3.500%, 8/1/2046	1,259,030
6,126,795	3.500%, 8/1/2046	6,527,148
1,717,515	3.500%, 9/1/2046	1,828,028
3,028,013	3.500%, 10/1/2047	3,214,806
1,046,573	3.500%, 11/1/2047	1,108,518
2,011,352	3.500%, 1/1/2048	2,149,885
3,956,547	4.000%, 12/1/2031	4,284,227
1,105,214	4.000%, 2/1/2041	1,200,892
2,905,721	4.000%, 12/1/2041	3,157,268
3,915,415	4.000%, 3/1/2042	4,275,171
2,306,865	4.000%, 4/1/2042	2,503,685
2,858,415	4.000%, 6/1/2044	3,086,215
355,809	4.000%, 9/1/2046	384,454
1,346,374	4.000%, 6/1/2047	1,455,566
1,000,603	4.000%, 11/1/2047	1,074,342
1,392,678	4.000%, 12/1/2047	1,505,625
700,562	4.000%, 1/1/2048	759,567
1,123,967	4.000%, 2/1/2048	1,203,706
861,815	4.000%, 2/1/2048	925,327
543,085	4.000%, 2/1/2048	591,627
1,276,864	4.000%, 2/1/2048	1,365,056
1,503,216	4.000%, 2/1/2048	1,607,043
514,331	4.000%, 3/1/2048	549,694
926,076	4.000%, 5/1/2048	991,197
335,668	4.000%, 6/1/2048	359,272
1,079,490	4.000%, 6/1/2048	1,153,038
974,641	4.500%, 10/1/2040	1,069,063
Annual Shareholder Report
8

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$2,468,245	4.500%, 3/1/2041	$2,705,822
81,068	4.500%, 6/1/2041	88,871
331,851	4.500%, 5/1/2048	357,882
201,374	5.000%, 1/1/2024	210,781
1,072,173	5.000%, 7/1/2034	1,188,574
80,917	5.000%, 11/1/2035	90,042
288,668	5.000%, 1/1/2039	320,338
761,027	5.000%, 7/1/2039	844,520
128,451	5.000%, 10/1/2039	142,543
919,044	5.000%, 11/1/2039	1,018,150
361,010	5.000%, 12/1/2039	399,940
86,368	5.000%, 1/1/2040	95,682
463,381	5.500%, 9/1/2034	526,535
9,092	6.000%, 10/1/2028	10,194
6,285	6.000%, 11/1/2028	7,054
11,093	6.000%, 12/1/2028	12,360
8,258	6.000%, 12/1/2028	9,186
8,963	6.000%, 12/1/2028	9,655
17,729	6.000%, 12/1/2028	19,857
484	6.000%, 12/1/2028	540
16,084	6.000%, 1/1/2029	17,909
1,976	6.000%, 1/1/2029	2,189
8,448	6.000%, 1/1/2029	9,398
2,755	6.000%, 1/1/2029	3,072
424	6.000%, 1/1/2029	473
513	6.000%, 3/1/2029	575
553	6.000%, 3/1/2029	622
39,813	6.000%, 5/1/2029	44,357
35,818	6.000%, 5/1/2029	39,998
533	6.000%, 11/1/2029	596
30,858	6.000%, 11/1/2029	34,553
4,448	6.000%, 4/1/2031	5,047
452,125	6.000%, 11/1/2034	521,406
32,714	6.000%, 5/1/2036	38,036
31,362	6.000%, 6/1/2036	36,604
65,092	6.000%, 7/1/2036	76,021
161,702	6.000%, 9/1/2037	189,204
Annual Shareholder Report
9

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$141,983	6.000%, 2/1/2038	$166,495
81,083	6.000%, 4/1/2038	95,209
34,935	6.500%, 5/1/2031	39,868
28,577	6.500%, 6/1/2031	32,682
29,522	6.500%, 4/1/2032	34,122
189,218	6.500%, 9/1/2036	222,059
471,936	6.500%, 8/1/2037	555,129
60,162	7.000%, 8/1/2028	67,890
36,822	7.000%, 10/1/2028	41,514
20,959	7.000%, 6/1/2029	23,947
6,438	7.000%, 11/1/2031	7,487
195	7.000%, 11/1/2031	226
69,108	7.000%, 12/1/2031	79,929
5,864	7.000%, 12/1/2031	6,828
2,640	7.000%, 12/1/2031	3,080
1,034	7.000%, 1/1/2032	1,198
999	7.500%, 1/1/2030	1,166
	TOTAL	94,358,770
	Government National Mortgage Association—4.4%
3,384,501	3.500%, 2/20/2048	3,603,273
1,222,119	3.500%, 9/20/2049	1,290,327
982,295	3.500%, 10/20/2049	1,037,502
1,234,602	3.500%, 11/20/2049	1,304,760
217,720	5.000%, 11/20/2038	241,291
71,710	5.000%, 12/20/2038	79,452
136,126	5.000%, 5/20/2039	149,685
535,492	5.000%, 8/20/2039	588,835
243,014	5.000%, 9/20/2039	267,222
223,588	5.500%, 12/20/2038	251,920
190,224	6.000%, 9/20/2038	219,167
23,197	7.500%, 12/15/2023	24,715
9,789	7.500%, 1/15/2026	10,916
10,988	7.500%, 2/15/2026	12,084
177,989	7.500%, 2/15/2028	202,037
3,531	7.500%, 6/15/2029	3,937
633	7.500%, 7/15/2029	732
762	7.500%, 7/15/2029	873
Annual Shareholder Report
10

Principal Amount or Shares			Value
		MORTGAGE-BACKED SECURITIES—continued
		Government National Mortgage Association—continued
$613		7.500%, 7/15/2029	$644
4,108		7.500%, 9/15/2029	4,703
500		7.500%, 9/15/2029	574
2,157		7.500%, 10/15/2029	2,418
6,424		7.500%, 10/15/2029	7,373
5,490		7.500%, 10/15/2029	6,367
10,225		7.500%, 10/15/2029	11,800
53,312		7.500%, 6/15/2030	61,907
29,497		7.500%, 6/15/2030	34,253
40,343		7.500%, 7/15/2030	46,847
72,595		8.250%, 10/15/2030	84,927
		TOTAL	9,550,541
	[1]	Uniform Mortgage-Backed Securities, TBA—5.5%
6,500,000		FNMA,TBA, 2.500%, 4/1/2050	6,737,851
5,000,000		FNMA,TBA, 3.000%, 4/1/2050	5,243,281
		TOTAL	11,981,132
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $182,424,199)	194,810,181
		ASSET-BACKED SECURITIES—0.2%
		Other—0.2%
261,740		Sofi Consumer Loan Program Trust 2016-1, Class A, 3.260%, 8/25/2025	261,679
115,756		Sofi Consumer Loan Program Trust 2016-2, Class A, 3.090%, 10/27/2025	116,724
85,081		Sofi Consumer Loan Program Trust 2016-3, Class A, 3.050%, 12/26/2025	83,945
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $462,529)	462,348
		COLLATERALIZED MORTGAGE OBLIGATIONS—7.8%
		Federal Home Loan Mortgage Corporation—2.2%
723,937	[2]	REMIC, Series 4273, Class PF, 2.076% (1-month USLIBOR +0.400%), 11/15/2043	714,929
378,824	[2]	REMIC, Series 4901, Class GF, 1.154% (1-month USLIBOR +0.450%), 7/25/2049	373,560
3,806,016	[2]	REMIC, Series 4937, Class MF, 1.154% (1-month USLIBOR +0.450%), 12/25/2049	3,759,428
		TOTAL	4,847,917
Annual Shareholder Report
11

Principal Amount or Shares			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Federal National Mortgage Association—2.5%
$714,233	[2]	REMIC, Series 2017-90, Class WF, 1.296% (1-month USLIBOR +0.350%), 11/25/2047	$700,805
968,267	[2]	REMIC, Series 2019-30, Class FB, 1.346% (1-month USLIBOR +0.400%), 7/25/2049	954,071
958,723	[2]	REMIC, Series 2019-39, Class FA, 1.346% (1-month USLIBOR +0.400%), 8/25/2049	942,466
490,237	[2]	REMIC, Series 2019-47, Class FB, 1.346% (1-month USLIBOR +0.400%), 5/25/2040	482,751
2,278,557	[2]	REMIC, Series 2019-56, Class AF, 1.346% (1-month USLIBOR +0.400%), 10/25/2049	2,251,241
		TOTAL	5,331,334
		Government National Mortgage Association—2.1%
2,199,409	[2]	REMIC, Series 2013-158, Class AB, 3.017% (1-month USLIBOR +0.000%), 8/16/2053	2,319,095
2,085,403		REMIC, Series 2015-47, Class AE, 2.900%, 11/16/2055	2,172,955
		TOTAL	4,492,050
		Non-Agency Mortgage-Backed Securities—1.0%
209,663		Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	118,255
1,117,151		Credit Suisse Mortgage Trust 2015-WIN1, Class A6, 3.500%, 12/25/2044	1,113,114
58,710	[3]	Lehman Structured Securities Corp. Mortgage 2002-GE1, Class A, 0.000%, 7/26/2024	35,665
907,985		Sequoia Mortgage Trust 2012-4, Class A3, 2.069%, 9/25/2042	866,562
		TOTAL	2,133,596
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $16,894,846)	16,804,897
		COMMERCIAL MORTGAGE-BACKED SECURITIES—2.1%
		Agency Commercial Mortgage-Backed Securities—2.1%
2,350,000		FHLMC REMIC, Series K106, Class A1, 1.783%, 5/25/2029	2,414,625
2,134,000		FHLMC REMIC, Series K727, Class A2, 2.946%, 7/25/2024	2,255,442
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $4,600,055)	4,670,067
		INVESTMENT COMPANY—5.5%
11,956,081		Federated Government Obligations Fund, Premier Shares, 0.37%[4] (IDENTIFIED COST $11,956,081)	11,956,081
		TOTAL INVESTMENT IN SECURITIES—105.4% (IDENTIFIED COST $216,337,710)[5]	228,703,574
		OTHER ASSETS AND LIABILITIES - NET—(5.4)%[6]	(11,775,855)
		TOTAL NET ASSETS—100%	$216,927,719
Annual Shareholder Report
12

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended March 31, 2020, were as follows:
Federated Government Obligations Fund, Premier Shares
Balance of Shares Held 3/31/2019	3,392,454
Purchases/Additions	73,873,972
Sales/Reductions	(65,310,345)
Balance of Shares Held 3/31/2020	11,956,081
Value	$11,956,081
Change in Unrealized Appreciation/Depreciation	N/A
Net Realized Gain/(Loss)	N/A
Dividend Income	$146,073
1	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	Non-income-producing security.
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $216,076,364.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2020.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
13

The following is a summary of the inputs used, as of March 31, 2020, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Mortgage-Backed Securities	$—	$194,810,181	$—	$194,810,181
Asset-Backed Securities	—	462,348	—	462,348
Collateralized Mortgage Obligations	—	16,804,897	—	16,804,897
Commercial Mortgage-Backed Securities	—	4,670,067	—	4,670,067
Investment Company	11,956,081	—	—	11,956,081
TOTAL SECURITIES	$11,956,081	$216,747,493	$—	$228,703,574
The following acronyms are used throughout this portfolio:
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.27	$7.21	$7.37	$7.54	$7.63
Income From Investment Operations:
Net investment income[1]	0.18	0.18	0.17	0.16	0.18
Net realized and unrealized gain (loss)	0.24	0.07	(0.16)	(0.16)	(0.08)
TOTAL FROM INVESTMENT OPERATIONS	0.42	0.25	0.01	—	0.10
Less Distributions:
Distributions from net investment income	(0.18)	(0.19)	(0.17)	(0.17)	(0.19)
Net Asset Value, End of Period	$7.51	$7.27	$7.21	$7.37	$7.54
Total Return[2]	5.86%	3.48%	0.15%	(0.03)%	1.30%
Ratios to Average Net Assets:
Net expenses	0.97%	0.96%	0.96%	0.91%	0.92%
Net investment income	2.41%	2.59%	2.28%	2.17%	2.39%
Expense waiver/reimbursement[3]	0.03%	0.04%	0.00%[4]	0.01%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$206,154	$216,404	$236,461	$295,523	$329,055
Portfolio turnover	82%	60%	45%	91%[5]	56%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	74%	60%	34%	43%	28%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
5	The portfolio turnover rate was higher from the prior year as a result of significant dollar-roll transactions, monthly prepayment activity, reinvestment activity, asset allocation changes and asset reduction.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.28	$7.21	$7.38	$7.55	$7.63
Income From Investment Operations:
Net investment income[1]	0.12	0.13	0.11	0.11	0.12
Net realized and unrealized gain (loss)	0.24	0.07	(0.16)	(0.17)	(0.07)
TOTAL FROM INVESTMENT OPERATIONS	0.36	0.20	(0.05)	(0.06)	0.05
Less Distributions:
Distributions from net investment income	(0.12)	(0.13)	(0.12)	(0.11)	(0.13)
Net Asset Value, End of Period	$7.52	$7.28	$7.21	$7.38	$7.55
Total Return[2]	5.06%	2.83%	(0.74)%	(0.78)%	0.66%
Ratios to Average Net Assets:
Net expenses	1.72%	1.71%	1.71%	1.66%	1.67%
Net investment income	1.67%	1.81%	1.54%	1.42%	1.63%
Expense waiver/reimbursement[3]	0.03%	0.04%	0.00%[4]	0.01%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,310	$1,691	$3,024	$5,447	$7,608
Portfolio turnover	82%	60%	45%	91%[5]	56%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	74%	60%	34%	43%	28%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
5	The portfolio turnover rate was higher from the prior year as a result of significant dollar-roll transactions, monthly prepayment activity, reinvestment activity, asset allocation changes and asset reduction.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.27	$7.21	$7.37	$7.54	$7.63
Income From Investment Operations:
Net investment income[1]	0.12	0.13	0.11	0.11	0.12
Net realized and unrealized gain (loss)	0.25	0.06	(0.15)	(0.17)	(0.08)
TOTAL FROM INVESTMENT OPERATIONS	0.37	0.19	(0.04)	(0.06)	0.04
Less Distributions:
Distributions from net investment income	(0.13)	(0.13)	(0.12)	(0.11)	(0.13)
Net Asset Value, End of Period	$7.51	$7.27	$7.21	$7.37	$7.54
Total Return[2]	5.06%	2.69%	(0.61)%	(0.78)%	0.53%
Ratios to Average Net Assets:
Net expenses	1.72%	1.71%	1.71%	1.66%	1.67%
Net investment income	1.66%	1.81%	1.53%	1.42%	1.64%
Expense waiver/reimbursement[3]	0.03%	0.04%	0.00%[4]	0.01%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,464	$8,999	$16,447	$25,271	$31,803
Portfolio turnover	82%	60%	45%	91%[5]	56%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	74%	60%	34%	43%	28%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
5	The portfolio turnover rate was higher from the prior year as a result of significant dollar-roll transactions, monthly prepayment activity, reinvestment activity, asset allocation changes and asset reduction.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and Liabilities
March 31, 2020
Assets:
Investment in securities, at value including $11,956,081 of investment in an affiliated holding* (identified cost $216,337,710)		$228,703,574
Income receivable		573,024
Income receivable from an affiliated holding*		8,550
Receivable for investments sold		5,129,080
Receivable for shares sold		244,972
TOTAL ASSETS		234,659,200
Liabilities:
Payable for investments purchased	$16,893,810
Payable for shares redeemed	584,774
Income distribution payable	46,164
Payable for investment adviser fee (Note 5)	6,455
Payable for administrative fees (Note 5)	466
Payable for distribution services fee (Note 5)	6,662
Payable for other service fees (Notes 2 and 5)	70,485
Accrued expenses (Note 5)	122,665
TOTAL LIABILITIES		17,731,481
Net assets for 28,880,834 shares outstanding		$216,927,719
Net Assets Consist of:
Paid-in capital		$215,440,001
Total distributable earnings (loss)		1,487,718
TOTAL NET ASSETS		$216,927,719
Annual Shareholder Report
18

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($206,154,018 ÷ 27,447,073 shares outstanding), no par value, unlimited shares authorized	$7.51
Offering price per share (100/95.50 of $7.51)	$7.86
Redemption proceeds per share	$7.51
Class B Shares:
Net asset value per share ($1,309,998 ÷ 174,280 shares outstanding), no par value, unlimited shares authorized	$7.52
Offering price per share	$7.52
Redemption proceeds per share (94.50/100 of $7.52)	$7.11
Class C Shares:
Net asset value per share ($9,463,703 ÷ 1,259,481 shares outstanding), no par value, unlimited shares authorized	$7.51
Offering price per share	$7.51
Redemption proceeds per share (99.00/100 of $7.51)	$7.43
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Operations
Year Ended March 31, 2020
Investment Income:
Interest		$7,337,070
Dividends received from an affiliated holding*		146,073
TOTAL INCOME		7,483,143
Expenses:
Investment adviser fee (Note 5)	$892,462
Administrative fee (Note 5)	179,171
Custodian fees	21,093
Transfer agent fee	266,166
Directors'/Trustees' fees (Note 5)	2,396
Auditing fees	30,200
Legal fees	8,119
Portfolio accounting fees	144,814
Distribution services fee (Note 5)	77,386
Other service fees (Notes 2 and 5)	551,276
Share registration costs	49,557
Printing and postage	31,972
Miscellaneous (Note 5)	25,051
TOTAL EXPENSES	2,279,663
Waiver and Reimbursement:
Waiver/reimbursement of investment adviser fee (Note 5)	(56,949)
Net expenses		2,222,714
Net investment income		5,260,429
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		1,168,475
Net change in unrealized appreciation of investments		6,038,742
Net realized and unrealized gain on investments		7,207,217
Change in net assets resulting from operations		$12,467,646
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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20

Statement of Changes in Net Assets
Year Ended March 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,260,429	$6,060,414
Net realized gain (loss)	1,168,475	(3,273,367)
Net change in unrealized appreciation/depreciation	6,038,742	4,933,136
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	12,467,646	7,720,183
Distributions to Shareholders:
Class A Shares	(5,162,752)	(5,803,151)
Class B Shares	(25,378)	(37,646)
Class C Shares	(149,756)	(205,627)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,337,886)	(6,046,424)
Share Transactions:
Proceeds from sale of shares	15,838,652	18,830,573
Net asset value of shares issued to shareholders in payment of distributions declared	4,567,506	5,055,217
Cost of shares redeemed	(37,702,603)	(54,397,187)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(17,296,445)	(30,511,397)
Change in net assets	(10,166,685)	(28,837,638)
Net Assets:
Beginning of period	227,094,404	255,932,042
End of period	$216,927,719	$227,094,404
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Notes to Financial Statements
March 31, 2020
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
Effective on or about June 29, 2020, the name of the Trust and Fund will change to Federated Hermes Income Securities Trust and Federated Hermes Fund for U.S. Government Securities, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
Annual Shareholder Report
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■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized
Annual Shareholder Report
24

gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursement of $56,949 is disclosed in various locations in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for other service fees. For the year ended March 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$525,555
Class B Shares	3,741
Class C Shares	21,980
TOTAL	$551,276
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
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Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
During the year ended March 31, 2020, the Fund held no futures contracts.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
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26

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended March 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,545,336	$11,432,210	2,397,182	$17,113,354
Shares issued to shareholders in payment of distributions declared	596,299	4,402,919	676,259	4,827,021
Shares redeemed	(4,456,617)	(32,885,106)	(6,126,423)	(43,661,570)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,314,982)	$(17,049,977)	(3,052,982)	$(21,721,195)

Year Ended March 31	2020		2019
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	18,912	$140,437	18,905	$137,017
Shares issued to shareholders in payment of distributions declared	3,349	24,718	5,015	35,819
Shares redeemed	(80,385)	(595,012)	(210,887)	(1,504,442)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(58,124)	$(429,857)	(186,967)	$(1,331,606)

Year Ended March 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	573,155	$4,266,005	221,689	$1,580,202
Shares issued to shareholders in payment of distributions declared	18,938	139,869	26,941	192,377
Shares redeemed	(569,807)	(4,222,485)	(1,293,861)	(9,231,175)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	22,286	$183,389	(1,045,231)	$(7,458,596)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(2,350,820)	$(17,296,445)	(4,285,180)	$(30,511,397)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$5,337,886	$6,046,424
As of March 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$10,088
Unrealized appreciation (depreciation)	$12,627,210
Capital loss carry forwards	$(11,149,580)
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27

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for accretion/premium amortization on debt securities and REMIC adjustments.
At March 31, 2020, the cost of investments for federal tax purposes was $216,076,364. The net unrealized appreciation of investments for federal tax purposes was $12,627,210. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $12,884,893 and net unrealized depreciation from investments for those securities having an excess of cost over value of $257,683.
As of March 31, 2020, the Fund had a capital loss carryforward of $11,149,580 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses, retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$8,190,124	$2,959,456	$11,149,580
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee based on the Fund's average daily net asset as shown in the chart below plus 4.50% of the Fund's gross income. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended March 31, 2020, the Adviser voluntarily waived $51,318 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended March 31, 2020, the Adviser reimbursed $5,631.
Average Daily Net Assets	Percentage of Average Daily Net Assets
First $500 million	0.250%
Second $500 million	0.225%
Over $1 billion	0.200%
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28

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
FAS may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2020, the annualized fee paid to FAS was 0.081% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
FSC may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$11,223
Class C Shares	66,163
TOTAL	$77,386
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2020, FSC retained $14,027 fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended March 31, 2020, FSC retained $5,773 in sales charges from the sale of Class A Shares. FSC also retained $322 of CDSC relating to redemptions of Class B Shares.
Other Service Fees
For the year ended March 31, 2020, FSSC received $209,092 of the other service fees disclosed in Note 2.
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29

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 1, 2020, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.96%, 1.71% and 1.71% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2021; or (b) the date of the Fund's next effective Prospectus. Prior to June 1, 2020, the Fee Limits disclosed above for the referenced share classes were 0.97%, 1.72% and 1.72%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2020, were as follows:
Purchases	$20,026,832
Sales	$10,379,472
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of March 31, 2020, the Fund had no outstanding loans. During the year ended March 31, 2020, the Fund did not utilize the LOC.
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8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of March 31, 2020, there were no outstanding loans. During the year ended March 31, 2020, the program was not utilized.
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Funds' investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund's performance.
10. Subsequent event
On or about June 1, 2020, the Fund will offer Institutional Shares.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Fund for U.S. Government Securities (the “Fund”) (one of the portfolios constituting Federated Income Securities Trust(the “Trust”)), including the portfolio of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Income Securities Trust) at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
May 22, 2020

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Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 10/1/2019	Ending Account Value 3/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,027.90	$4.92
Class B Shares	$1,000	$1,024.00	$8.70
Class C Shares	$1,000	$1,022.60	$8.70
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.20	$4.90
Class B Shares	$1,000	$1,016.40	$8.67
Class C Shares	$1,000	$1,016.40	$8.67
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.97%
Class B Shares	1.72%
Class C Shares	1.72%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised eight portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes' taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
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Evaluation and Approval of Advisory Contract–May 2019
Federated Fund for U.S. Government Securities (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
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adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
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regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
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For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment
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program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for three-year and five-year periods was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or
Annual Shareholder Report
46

elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the
Annual Shareholder Report
47

appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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48

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report
49

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Fund for U.S. Government Securities
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C704
CUSIP 31420C803
CUSIP 31420C886
28390 (5/20)
© 2020 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $222,080

Fiscal year ended 2019 - $226,640

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $46,864 and $66,684 respectively. Fiscal year ended 2020- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2019- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $264,514

Fiscal year ended 2019 - $1,153,044

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firms, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), have the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY/KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY/KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In their respective required communications to the Audit Committee of the registrant’s Board, EY/KPMG informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Hermes, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Hermes Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Hermes Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date May 22, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 22, 2020